Amendment No. 1

Notice of the 2005 Annual Meeting of Shareholders
and the
2005 Proxy Statement

Notice of the 2005 Annual Meeting of Shareholders

Meeting Date	Tuesday, May 17, 2005
Meeting Time	10:00 a.m., Pacific Time
Meeting Location	Hilton Pasadena
168 South Los Robles Avenue
Pasadena, California

Record Date	March 25, 2005

Agenda

•	To elect three Class I directors to the Board of Directors of the Company to serve until their successors are elected and qualified
•	To approve amendments to the 2003 Non-Employee Directors Stock Plan
•	To approve amendment to the 2000 Stock Incentive Plan
•	To ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors
•	To transact any other business, which may properly come before the meeting or any adjournment thereof

The Board of Directors has nominated the following individuals for election as Class I directors: James L. Anderson, Anne M. Holloway and Floyd E. Wicks.

By order of the Board of Directors,

Robert J. Sprowls Secretary

San Dimas, California
April 12, 2005

Information about Attending

We will hold the Annual Meeting at the Hilton Pasadena, 168 South Los Robles Avenue, Pasadena, California.

For shareholders of record, the detachable portion of your proxy form is your ticket to the Annual Meeting. Please present your ticket when you reach the registration area at the Annual Meeting.

For shareholders who hold shares through a brokerage firm, bank or other holder of record, your ticket is the copy of your latest account statement showing your American States Water Company investment. Please present your account statement to the Company representative at the Annual Meeting. You will not, however, be entitled to vote your shares at the Annual Meeting, unless you have obtained a legal proxy from your broker, bank or other shareholder of record. A copy of your account statement is not sufficient for this purpose.

Directions to the Pasadena Hilton

April 12, 2005

2005 Proxy Statement

General Information

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of American States Water Company of proxies to be voted at the Annual Meeting of Shareholders of the Company and any adjournments thereof. This statement and the accompanying proxy are being sent to shareholders on or about April 12, 2005.

At the Annual Meeting, shareholders will be asked to elect three Class I directors to serve until the annual meeting of shareholders held in 2007 and until their successors are elected and qualified. Shareholders will also be asked to approve amendments to the 2003 Non-Employee Directors Stock Plan and an amendment to the 2000 Stock Incentive Plan. Shareholders may also be asked to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors and to vote on any other matter which may properly come before the Annual Meeting or any adjournment thereof, including any proposal to adjourn the Annual Meeting. Whether or not you intend to be present at the Annual Meeting, you are urged to vote early using the mail, telephone or on-line methods.

Solicitation of Proxy and Revocability; Voting Securities

Date, Time and Place of Annual Meeting
The Annual Meeting will be held on May 17, 2005 at 10:00 a.m., Pacific Time, at the Hilton Pasadena, 168 South Los Robles Avenue, Pasadena, California.

Record Date and Voting Rights
Only holders of record of the Company’s voting securities at the close of business on March 25, 2005 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. At the Record Date, the Company had 16,763,744 Common Shares outstanding. Each Common Share is entitled to one vote.

Votes cast by proxy or in person at the Annual Meeting will be counted by an inspector of election appointed by the Board of Directors to act as an election inspector for the Annual Meeting. Shares represented by proxies that reflect abstentions will be treated as present and entitled to vote for purposes of determining the presence of a quorum. Abstentions, however, will not constitute a vote “for” or “against” any matter.

The inspector of election will treat shares referred to as “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and as to which the broker has physically indicated on the proxy that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, “broker non-votes” will not constitute a vote for or against any matter as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote (even though those shares are considered present for quorum purposes and may be entitled to vote on other matters). Any unmarked proxies, including those submitted by brokers or nominees, will be voted as indicated in the accompanying proxy card.

In the election of directors, the candidates for election receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of directors to be elected, will be elected. Votes cast against a candidate or votes withheld will have no legal effect. No shareholder will be entitled to cumulate votes (i.e., cast for any candidate a number of votes greater than the number of Common Shares held of record by such shareholder) unless such candidate’s name has been placed in nomination prior to the voting and the shareholder has given notice at the meeting, prior to the voting, of the shareholder’s intention to cumulate the shareholder’s votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates who have been nominated. If voting for directors is conducted by cumulative voting, each share will be entitled to the number of votes equal to the number of directors authorized times the number of votes to which such share is otherwise entitled, which votes may be cast for a single candidate or may be distributed among two or more candidates in whatever proportion the shareholder may desire. The accompanying proxy card will grant the named proxies discretionary authority to vote cumulatively, if cumulative voting applies. In such event, unless otherwise instructed, the named proxies intend to vote equally FOR each of the three candidates for the office of director; provided, however, that if sufficient numbers of the Company’s shareholders exercise cumulative voting rights to elect one or more candidates, the named proxies will determine the number of directors they are entitled to elect, select such number from among the named candidates, cumulate their votes, and cast their votes for each candidate among the number they are entitled to elect. If voting is not conducted by cumulative voting, each Common Share will be entitled to one vote, and shareholders having a majority of the voting power exercised at the meeting will be able to elect all of the directors if they choose to do so. In that event, the other shareholders will be unable to elect any director or directors.

A majority of the Company’s Common Shares present at the Annual Meeting in person or by proxy must vote in favor of the proposed changes to the 2003 Non-Employee Directors Stock Plan and the 2000 Stock Incentive Plan and the total vote cast on each proposal must represent over 50% in interest of all shares entitled to vote on the proposal in order for it to become effective. A majority of the Company’s Common Shares present at the Annual Meeting in person or by proxy must vote in favor of any proposal to adjourn the Annual Meeting.

Assuming the presence of a quorum, the shareholders present at the meeting may continue to do business until adjournment, notwithstanding the withdrawal of shareholders holding sufficient voting power to leave less than a quorum, if any action taken (other than adjournment) is approved by the requisite vote.

Voting By Proxy
Regardless of whether or not shareholders plan to attend the meeting in person, all shareholders of the Company are urged to use the enclosed proxy card to vote their shares. All proxies that are properly executed and returned, unless revoked, will be voted at the Annual Meeting or any adjournment thereof in accordance with the instructions indicated thereon or, if no direction is indicated FOR the election of the Board’s nominees as directors and FOR each of the proposals. The execution of a proxy will not affect the right to attend the Annual Meeting or any adjournment thereof and vote in person.

You may revoke a proxy that you have given at any time before it is exercised at the Annual Meeting by filing with the Company a written notice of revocation of the proxy bearing a later date or by attendance at the Annual Meeting and voting in person (or presenting at the meeting such written notice of the revocation of the proxy), provided that you have obtained a legal proxy if you hold your shares through a broker, bank or other shareholder of record. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

The proxies may also be voted for a substitute nominee or nominees in the event any one or more of the director nominees named under “Item 1—Election of Directors” will be unable to serve for any reason or be withdrawn from nomination, a contingency not now anticipated. Shares for which duly executed proxies are received will be voted according to the Board’s best judgment upon such matters as may properly come before the Annual Meeting or any adjournment thereof.

Voting by Mail
Shareholders may sign, date and return their proxy forms in the pre-addressed, postage-paid envelope provided.

Voting by Telephone
You may vote by proxy using the toll-free telephone number listed on the proxy form. Please have the proxy form in hand when calling.

Shareholders whose shares are held through a brokerage firm, bank or other holder of record may vote by telephone only if the holder of record (broker, bank or other holder of record) offers those options.

Voting by Internet
You may vote by proxy using the Internet. The Internet address is www.proxyvote.com and is also listed on the proxy form. Please have the proxy form in hand when going online.

Shareholders whose shares are held through a brokerage firm, bank or other holder of record may vote by Internet only if the holder of record (broker, bank or other holder of record) offers those options.

Adjournments
The Annual Meeting may be adjourned, even if a quorum is not present, by a majority of the votes of shareholders represented at the Annual Meeting in person or by proxy. In the absence of a quorum at the Annual Meeting, no other business may be transacted at the Annual Meeting.

Notice of the adjournment of a meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken, provided that if the adjournment is for more than 45 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting must also be given. Any business may be transacted at an adjourned meeting, which might have been transacted at the original meeting.

Solicitation of Proxies
The accompanying proxy relating to the Annual Meeting is being solicited by the Board of Directors of the Company for use at the Annual Meeting.

The Company will bear the entire cost of preparing, assembling, printing and mailing proxy statements, the proxies and any additional materials, which may be furnished by the Board to shareholders. The solicitation of proxies will be made by the use of the U.S. postal service and may also be made by telephone, or personally, by directors, officers and regular employees of the Company who will receive no extra compensation for such services.

In addition, the Company has retained Morrow & Co., a proxy distribution and solicitation firm, to assist in the distribution and solicitation of proxies for shares held in the names of banks, brokers and other nominees, for a fee of $7,500 plus reimbursement of reasonable out-of-pocket expenses.

Proposal One
Election of Class I Directors

The Company’s Articles of Incorporation provide that classification of the Board will apply to every election of directors for so long as at least six directors are authorized under the Company’s Bylaws and the Company’s Common Shares are listed on the New York Stock Exchange. The Company’s Bylaws provide that the Board of Directors shall consist of not less than five and not more than nine directors, with the exact number of directors currently set at six. So long as the Board continues to consist of at least six, but less than nine, directors and the Company’s Common Shares are listed on the New York Stock Exchange, directors will serve for a term of two years, and one-half of the directors (or as near to one-half as practicable) will be elected each year.

Under the Company’s Bylaws, the Board of Directors could increase the authorized number of directors to up to nine without obtaining shareholder approval. In the event that the number of directors increases during any period that the Company’s Common Shares are listed on the New York Stock Exchange, the increase will be apportioned by the Board between the classes of directors to make each class as nearly equal as possible. If the number of authorized directors is increased to at least nine during any period that the Company’s Common Shares are listed on the New York Stock Exchange, the directors will be apportioned by the Board among three classes, each consisting of one-third of the directors, directors will serve for a term of three years, and one-third of the directors will be elected each year. If the number of authorized directors is decreased to five, then the Board will cease to be classified, provided the decrease in the number of directors cannot shorten the term of any incumbent director. Vacancies in the Board, except those existing as a result of a removal of a director, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected will hold office until the next annual meeting and until such director’s successor has been elected and qualified. The Company’s shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors.

Pursuant to California law, members of the Board of Directors may be removed by the Board of Directors for cause (defined to be a felony conviction or court declaration of unsound mind), by the shareholders without cause or by court order for fraudulent or dishonest acts or gross abuse of authority or discretion. Generally, no director may be removed by the shareholders if the votes cast against such removal (or, if done by written consent, the votes eligible to be cast by the non-consenting shareholders) would have been sufficient to elect such director if voted cumulatively at an election at which the same total number of votes were cast (or, if the action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of the director’s most recent election were then being elected (the “Relevant Number of Directors”). The Relevant Number of Directors, in the case of classified boards, is the greater of (i) the number of directors elected at the most recent annual meeting of shareholders and (ii) the number sought to be removed.

Three directors have been nominated for election as Class I directors for a two-year term expiring at the end of the annual meeting of shareholders in 2007, or until their successors are elected and qualified. The terms of the remaining directors will continue as indicated below. The ages of the directors reported below are as of March 25, 2005.

Nominees for Class I Directors with Terms Expiring in 2007

The Board of Directors recommends that shareholders vote FOR each of the nominees for Class I directors listed below.

James L. Anderson
Senior Vice President of Americo Life Inc. since September 1996. Prior to its acquisition by Americo Life Inc., Mr. Anderson had served for ten years as President and Chief Executive Officer of Fremont Life Insurance Company. From 1975 to 1982, Mr. Anderson served as President and Chief Operating Officer of National American Insurance Company of California, a property and casualty company. Mr. Anderson, age 61, is a member of the Company’s Nominating and Governance Committee and ASUS Committee, which reviews contract services of the Company and its subsidiaries, and Chair of the Compensation Committee and has served as a director of the Company since 1997.

Anne M. Holloway
Having served as a Partner in Navigant Consulting, Inc., a provider of financial and strategic consulting services to Fortune 500 companies, governments, and governmental agencies from 1999 to 2000, Mrs. Holloway retired from 25 years of active service in the finance profession. Mrs. Holloway served as President of Resolution Credit Services Corp. a subsidiary of Xerox Financial Services from 1992 to 1998. Prior to joining the Resolution Group, Mrs. Holloway was employed for nine years in various management positions with Shawmut National Corporation, a financial service company. Mrs. Holloway, age 52, is a member of the Company’s Audit and Finance Committee, ASUS Committee and Compensation Committee and Chair of the Nominating and Governance Committee. She has served as a director of the Company since 1998.

Floyd E. Wicks
President and Chief Executive Officer of the Company since April 1992. Mr. Wicks served as President of the Company from April 1990 to March 1992, and as Vice President of Operations from January 1988 to March 1990. Mr. Wicks, age 61, has served as a director of the Company since 1992 and has also served as President of each of the Company’s subsidiaries during the past five years (or such lesser period of time as the subsidiaries have been owned by the Company). Mr. Wicks is a member of the ASUS Committee.

Class II Directors with Terms Expiring in 2006

N.P. Dodge, Jr.
President of the N.P. Dodge Company, a full service real estate company in Omaha, Nebraska since September 1978. Mr. Dodge is a director of the Omaha Public Power District and is a director of Bridges Investment Fund. Mr. Dodge, age 68, is a member of the Company’s Audit and Finance Committee, Compensation Committee and Nominating and Governance Committee and serves as Chair of the ASUS Committee. He has served as a director of the Company since 1990.

Robert F. Kathol
Executive Vice President of Smith Hayes Financial Services Corporation, an investment banking firm in Omaha, Nebraska since 2001. Prior to its acquisition by Smith Hayes, Mr. Kathol had been Executive Vice President of Kirkpatrick, Pettis, Smith, Polian, Inc. since 1985. Mr. Kathol, age 64, is a member of the Company’s Compensation Committee and ASUS Committee and is Chair of the Audit and Finance Committee. He has served as a director of the Company since 1995.

Lloyd E. Ross
Self-Employed, L. Ross Consulting since 2003. Managing Partner of Invermex, L.P., a company developing hotels in the southwestern United States and Northern Mexico from 1997 to 2003. For more than 35 years prior to becoming Managing Partner of Invermex, L.P., Mr. Ross was associated with SMI Construction Co., a commercial and industrial general contracting firm in Irvine, California, having served as its President and Chief Executive Officer since 1976. Mr. Ross is also a director of PacifiCare Health Systems. Mr. Ross, age 64, has been Chairman of the Board of Directors of the Company since April 1999 and has served as a director of the Company since 1995.

Jean E. Auer
Jean Auer, who passed away in January 2005, also served as a Class II director of the Company during 2004. Her contributions to the Company are many and her talent and knowledge will be sadly missed.

As a result of her passing, the Board of Directors approved a reduction in the number of directors to six.

Security Ownership of Directors and Executive Officers

Information regarding the number of Common Shares beneficially owned by the directors and executive officers is shown in the following table.

The holdings include shares that the directors and officers will have the right to acquire as of May 31, 2005 through the exercise of stock options and stock units under the Company’s 2003 Non-Employee Directors Stock Plan and the 2000 Stock Incentive Plan.

Security Ownership Table

Name	Total		Percent of Class

James L. Anderson	7,124.2428	(1)	*
Susan L. Conway	43,529.2544	(2)	*
Joel A. Dickson	53,362.7359	(3)	*
N.P. Dodge, Jr.	9,092.3561	(1)	*
James B. Gallagher	33,922.9386	(4)	*
William C. Gedney	7,774.6195	(5)	*
McClellan Harris III	42,160.3092	(3)	*
Anne M. Holloway	7,141.3561	(1)	*
Robert F. Kathol	6,542.3561	(1)	*
Roger F. Kropke	16,772.9761	(6)	*
Denise L. Kruger	39,463.8173	(7)	*
Lloyd E. Ross	7,128.6905	(1)	*
Patrick R. Scanlon	18,374.6554	(6)	*
Robert J. Sprowls	328.7058		*
Bryan K. Switzer	2,910.3977	(8)	*
Eva G. Tang	13,149.1386	(6)	*
Roland S. Tanner	9,975.4549	(9)	*
Floyd E. Wicks	93,899.6037	(10)	*
Directors and Executive Officers as a Group	412,653.6087	(11)	2.4%

*Less than one percent
(1)

The holdings include 3,000 Common Shares which each non-employee director has a right to acquire on or prior to May 31, 2005 through the exercise of stock options pursuant to the 2003 Non-Employee Directors Stock Plan and 92.3561 Common Shares with respect to stock units credited to the dividend equivalent account of each non-employee director on the date hereof with respect to Stock Options. The holdings do not include Common Shares relating to stock units which have been credited to the stock unit account or dividend equivalent account with respect to such stock units which each non-employee director only has a right to acquire upon termination of service as a director. The holdings also do not include an additional 2,000 Common Shares which each non-employee director will have a right to acquire on or prior to May 31, 2005 through the exercise of stock options pursuant to the 2003 Non-Employee Directors Stock Plan if the proposed amendments to the 2003 Non-Employee Directors Stock Plan is approved by shareholders at the annual meeting.

(2)

The holdings include 33,150 Common Shares which this executive officer has a right to acquire on or prior to May 31, 2005 through the exercise of stock options pursuant to the 2000 Stock Incentive Plan.

(3)

The holdings include 36,150 Common Shares which this executive officer has a right to acquire on or prior to May 31, 2005 through the exercise of stock options pursuant to the 2000 Stock Incentive Plan.

(4)

The holdings include 30,150 Common Shares which this executive officer has a right to acquire on or prior to May 31, 2005 through the exercise of stock options pursuant to the 2000 Stock Incentive Plan.

(5)

The holdings include 5,247 Common Shares which this executive officer has a right to acquire on or prior to May 31, 2005 through the exercise of stock options pursuant to the 2000 Stock Incentive Plan.

(6)

The holdings include 10,825 Common Shares which this executive officer has a right to acquire on or prior to May 31, 2005 through the exercise of stock options pursuant to the 2000 Stock Incentive Plan.

(7)

The holdings include 31,140 Common Shares which this executive officer has a right to acquire on or prior to May 31, 2005 through the exercise of stock options pursuant to the 2000 Stock Incentive Plan.

(8)

The holdings include 2,000 Common Shares which this executive officer has a right to acquire on or prior to May 31, 2005 through the exercise of stock options pursuant to the 2000 Stock Incentive Plan.

(9)

The holdings include 2,500 Common Shares which this executive officer has a right to acquire on or prior to May 31, 2005 through the exercise of stock options pursuant to the 2000 Stock Incentive Plan.

(10)

The holdings include 72,820 Common Shares which this executive officer has a right to acquire on or prior to May 31, 2005 through the exercise of stock options pursuant to the 2000 Stock Incentive Plan.

(11)

The holdings include 296,782.25 Common Shares which the directors and executive officers as a group have a right to acquire on or prior to May 31, 2005 through the exercise of stock options pursuant to the 2003 Non-Employee Directors Plan and the 2000 Stock Incentive Plan and 461.7805 Common Shares with respect to stock units credited to the dividend equivalent account of each non-employee director on the date hereof with respect to stock options.

Certain Relationships and Related Transactions

No director, or executive officer or any of his or her immediate family members had any indebtedness to the Company, any business relationship with the Company or any transaction or any proposed transaction with the Company in 2004 in excess of $60,000. No director, executive officer or any member of his or her immediate family, at any time during the past three years, has been employed by any entity, including a charitable organization that, has made payments to, or received payments or charitable contributions from the Company for property or services in an amount which, in any single fiscal year, exceeded the greater of $1 million or 2% of the other entity’s consolidated gross revenues reported for that fiscal year. Smith Hayes Financial Service Corp. received $565 from the Company during 2004 for stock brokerage services to the Company. Mr. Kathol, a director of the Company, is an executive vice president of this firm.

Board Committees and Meetings

During 2004, directors met as a Board fourteen times. No director attended less than 75% of the meetings of the Board.

The Company has adopted a policy that each director should make every reasonable effort to attend each annual meeting of shareholders. At the 2004 annual meeting, all directors were present.

The Board of Directors has an Audit and Finance Committee, a Nominating and Governance Committee, and a Compensation Committee. Each of these committees operates under a charter, which identifies the purpose of the committee and its primary functions and responsibilities.

The Board of Directors may establish, from time-to-time, other committees on an ad hoc basis to address strategic or business related opportunities. There were two such committees in 2004, the Special Projects Committee and the ASUS Committee which replaced the Special Projects Committee at the end of 2004. Members of ad hoc committees are paid for their services in accordance with policies of the Board.

The Chairman of the Board is an ex-officio member of all committees of the Board and is the presiding director for non-management sessions of the Board. The Board has affirmatively determined that a majority of the Company’s directors and all of the members of the Audit and Finance Committee, Nominating and Governance Committee and Compensation Committee are independent directors under the corporate governance listing standards of the New York Stock Exchange. In making this determination, the Board of Directors took into account the stock brokerage services provided by Smith Hayes Financial Service Corp. and concluded that the provision of these services did not affect Mr. Kathol’s independence because the payments made by the Company to Smith Hayes Financial Service Corp. were de minimis and Mr. Kathol was not involved in providing any of these services to the Company.

Audit and Finance Committee
The Audit and Finance Committee provides advice and assistance to the Board of Directors on accounting and financial reporting practices of the Company. The Committee reviews the scope of audit work and findings of the Company’s independent registered public accounting firm who serves as auditors of the Company and also monitors the work of the Company’s internal auditors. The Committee also reviews the qualifications of, and recommends to the Board of Directors, a registered public accounting firm and reviews and approves fees charged by this firm of independent auditors.

The Audit and Finance Committee conducts its responsibilities pursuant to its charter adopted by the Board of Directors. The Board of Directors has determined that the members of the Audit and Finance Committee are “independent” as determined under the standards of the New York Stock Exchange. The Board of Directors has also determined that Robert Kathol is an “audit committee financial expert” within the meaning of the federal securities laws. No Audit and Finance Committee members served on more than three public company boards.

During 2004, the Audit and Finance Committee, consisting of Robert F. Kathol - Chair, N.P. Dodge, Jr. and Anne M. Holloway, met six times to review and discuss with management, the internal auditor and the Company’s independent auditors, the interim financial statements, annual audited financial statements and certain other matters. The Committee has received disclosures from and discussed with the Company’s independent auditors, PricewaterhouseCoopers LLP, the auditors’ independence as required by Independence Standards Board Standard No. 1. No committee member attended less than 75% of the meetings of the Audit and Finance Committee.

Nominating and Governance Committee
The Nominating and Governance Committee assesses qualifications of and makes recommendations as to candidates to fill vacancies on the Board of Directors. Nominees for director are selected on the basis of a number of qualifications, including:

•	A reputation for integrity, honesty and adherence to high ethical standards
•	Holding or have held a generally recognized position of leadership. Prior service on this Board will be considered in connection with this qualification
•	Demonstrated business acumen, business or governmental experience and an ability to exercise sound business judgments in matters that relate to the Company’s current and long-term objectives
•

The interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include shareholders, employees, customers, regulators, creditors and the general public, and to act in the interests of all shareholders

•	A demonstrated ability to work constructively with groups with diverse perspectives and have a demonstrated ability to tolerate opposing viewpoints

You may submit the name of a person for election as a director either by submitting a recommendation to the Nominating and Governance Committee or by directly submitting a name at a shareholders meeting. In either event, you must submit the name of the nominee in writing to the Corporate Secretary of the Company at the Company’s corporate headquarters.  The Corporate Secretary must receive your recommendation or nomination between February 1 and February 16, 2006 in order for your nominee to be considered for election as a director. If the annual meeting date is changed by more than 30 days or a special meeting is held, you will have another opportunity to submit nominations. In this case, the Corporate Secretary must receive the nomination at the Company’s corporate headquarters no later than the close of business on the 10th day following the earlier of the date on which the meeting notice is mailed or public disclosure of the meeting date is made. The notice must contain all information that the Company would be required to disclose in its proxy statement about the nominee, a consent by the nominee to be named in the proxy statement and to serve as a director if elected, the name and address of the record and beneficial owner, if any, of the shares and the number of shares held. If you are submitting a name for consideration by the Nominating and Governance Committee, you should also be prepared to provide other information requested by the Company reasonably related to the recommended individual’s qualifications as a nominee and the person recommended should be able to, upon request and with reasonable advance notice, meet with one or more members of the Nominating and Governance Committee and/or the Board of Directors to inquire into the nominee’s qualifications and background and to otherwise be interviewed for purposes of the nomination. The manner in which the Nominating and Governance Committee evaluates a nominee will not differ based on whether the potential nominee is recommended by a shareholder. If you will be submitting the name directly for nomination as a director at the shareholders meeting, you must comply with all requirements of the Securities Exchange Act of 1934 in connection with soliciting shareholders to vote for your nominees.

There were no material changes to these procedures for the nomination of directors in 2004.

The Company did not pay any fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director at the Annual Meeting. The Company has not received any recommended nominee from a shareholder or from a group of shareholders.

During 2004, the Nominating and Governance Committee, consisting of Jean E. Auer - Chair, James L. Anderson and Anne M. Holloway, met four times. No committee member attended less than 75% of the meetings of the Nominating and Governance Committee.

Compensation Committee
The Compensation Committee reviews and makes recommendations to the Board of Directors as to appropriate compensation for the President and other executive officers of the Company and determines the awards to be made under the Company’s Annual Incentive Plan and the 2000 Stock Incentive Plan. The Compensation Committee also administers the 2003 Non-Employee Directors Stock Plan.

During 2004, the Compensation Committee, consisting of James L. Anderson - Chair, Jean E. Auer, N.P. Dodge, Jr., Anne M. Holloway and Robert F. Kathol met five times. No committee member attended less than 75% of the meetings of the Compensation Committee.

Special Projects Committee
Prior to November 2004, the Special Projects Committee reviewed potential changes to the regulated and contract services operations of the Company. In November 2004 the Special Projects Committee was dissolved and the ASUS Committee was created. The ASUS Committee reviews the contract services operations of the Company and makes recommendations to the Board of Directors as to the financial and operational impact of changes in these services.

During 2004, the Special Projects Committee consisting of N.P. Dodge, Jr. – Chair, James L. Anderson and Robert F. Kathol met three times. All directors were present at these meetings. The ASUS Committee did not meet in 2004.

Remuneration for Directors
All directors (except Mr. Wicks) were paid an annual retainer of $15,000 in 2004, payable in equal monthly installments. The annual retainer has been increased to $20,000 for services rendered in 2005. In addition, each non-employee director received a $1,200 fee in 2004 for each meeting attended, which was reduced to $600 for telephonic meetings attended. The regular and organizational meetings of the board are counted as one meeting for purposes of the per meeting fee. In addition, each outside director who was a member of the Compensation Committee, Nominating and Governance Committee, Special Projects Committee (the ASUS Committee in 2005) or the Audit and Finance Committee, other than the chair of the committee, received a $1,200 fee in 2004 for each meeting attended, which was reduced to $600 for telephonic meetings attended. These fees are unchanged for services rendered in 2005.

In 2004, the chair of the Compensation Committee, Nominating and Governance Committee, and Special Projects Committee received a fee of $2,400 for each committee meeting attended, which was reduced to $1,200 for telephonic meetings attended. The chair of the Audit and Finance Committee, in 2004, received a fee of $3,600, which was reduced to $1,800 for telephonic meetings attended. In 2005, the chair of the Audit and Finance Committee, the Compensation Committee, the ASUS Committee and the Nominating and Governance Committee will receive an additional annual retainer of $15,000, $7,500, $7,500 and $5,000, respectively. In addition, the chair of each of these committees will receive a $1,200 fee in 2005 for each meeting, which will be reduced to $600 for telephonic meetings.

Chairman of the Board Mr. Ross earned an additional $74,583 as chair for the year 2004 which has been increased to $80,000 in 2005. Mr. Wicks did not receive any separate compensation as a director or a member of the ASUS Committee.

Each of the non-employee directors also received a stock option for 1,000 Common Shares pursuant to the terms of the 2003 Non-Employee Directors Stock Plan which is described in more detail below. Each non-employee director also had stock units credited to his or her account in 2004 with respect to services provided as a director in 2004 in the amount set forth below pursuant to the terms of the 2003 Non-Employee Directors Stock Plan:

Name	Amount of Stock Units(1)

James L. Anderson	903.7280
N.P. Dodge, Jr.	290.8500
Anne Holloway	880.3440
Robert F. Kathol	950.4960
Lloyd E. Ross	950.4960

(1)

The amount of stock units credited to each director’s account with less than ten years of service equals the sum of (i) $15,000, divided by the closing price of a Common Share on the New York Stock Exchange on May 11, 2004, and (ii) the amount of dividends payable by the Company on each dividend record date thereafter to a non-employee director in respect of the stock units and options credited to the non-employee directors account on the dividend record date, divided by the closing price of a Common Share on the New York Stock Exchange on each dividend record date.

Each director is also reimbursed for reasonable and necessary travel, lodging and other expenses incurred in the performance of his or her duties.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company has adopted procedures to assist its directors and executive officers in complying with Section 16(a) of the Securities Exchange Act of 1934, as amended, which includes assisting in the preparation of forms for filing.

An award of stock options to Robert J. Sprowls, an executive officer of the Company, for 12,075 Common Shares on June 30, 2004, was inadvertently not reported timely. This award has subsequently been reported on Form 4.

An award of 38 Common Shares to Patrick R. Scanlon, an executive officer of the Company, on February 19, 2004, for 25 years of service with the Company, was inadvertently not reported timely. This award has subsequently been reported on Form 5.

Executive Officers

Executive Experience
Information regarding the identities and business experience of the executive officers of the Company and its subsidiaries is set forth below. Mr. Wicks and Mr. Sprowls are executive officers of the Company and each of its subsidiaries. Each of the other officers are executive officers of a subsidiary or subsidiaries of the Company only.

Executive Experience Table

Name	Principal Occupation and Experience During the Past Five Years	Age	Held Current Position Since

Floyd E. Wicks	President and Chief Executive Officer	61	April 1992
Robert J. Sprowls	Senior Vice President, Chief Financial Officer, Corporate Secretary and Treasurer. President, Central Illinois Light Company from April 2001 to January 2003. Leader, Energy Delivery Business Unit, Central Illinois Light Company from April 1999 to January 2003	47	June 2004
Joel A. Dickson (1)	Senior Vice President. Vice President Administration from April 2001 until October 2002. Vice President Business Development from April 1997 until April 2001	52	October 2002
Susan L. Conway (2)	Senior Vice President Administrative Services. Vice President Utility Regulation from January 1998 to January 2004	44	January 2004
Denise L. Kruger (1)	Senior Vice President Operations. Vice President of Customer Service Region I from October 2002 to January 2004. Vice President of Customer Service Region II from October 2001 to October 2002. Vice President Water Quality from January 1998 to October 2001	41	January 2004
McClellan Harris III (3)	Senior Vice President. Senior Vice President of Finance, Chief Financial Officer, Treasurer and Secretary from October 2002 to July 2004. Chief Financial Officer, Vice President Finance, Treasurer, Corporate Secretary from April 1997 to October 2002.	53	July 2004
James B. Gallagher (2)	Vice President of Customer Service Region III. Chief Financial Office	50	April 1997
Eva G. Tang (4)	Vice President and Treasurer. Financial Planning Manager, Assistant Treasurer and Assistant Secretary from October 1999 to October 2002	49	October 2002
Patrick R. Scanlon (2)	Vice President of Customer Service Region II. Orange County District Manager from December 1994 to October 2002	47	October 2002
Roger F. Kropke (2)	Vice President of Bear Valley Electric. Manager of Bear Valley Electric from December 1994 to October 2002	59	October 2002
William C. Gedney (2)	Vice President Water Quality. Manager of Water Quality since 1997 to January 2004	50	January 2004
Bryan K. Switzer (2)	Vice President Regulatory Affairs. Tariff Manager from October 2000 to September 2004; Finance Manager, Wildan Group 1999 to 2000	48	September 2004
Roland S. Tanner (2)	Vice President of Customer Service Region I. Regulatory Affairs Manager 1998 to 2004	48	September 2004

(1)	Officer of Southern California Water Company or SCWC and Chaparral City Water Company or CCWC only
(2)	Officer of SCWC only
(3)	Officer of American States Utility Services, Inc. or ASUS and its subsidiaries only; also officer of the Company, SCWC, CCWC and ASUS prior to July 2004
(4)	Officer of SCWC and ASUS and its subsidiaries only

Executive Compensation
The following table sets forth information on compensation of the Company’s Chief Executive Officer and the four highest compensated executive officers or named executive officers for the three most recent calendar years.

Executive Compensation Table

		Annual Compensation			Long-Term Compensation Awards

Name and Principal Position (a)	Year (b)	Salary ($) (c)	AIP/ Bonus ($) (d) (4)	Other Compensation ($) (e)(1)	Stock Award(s) (#) (f)(2)	Securities Underlying Options/ (#) (g)(3)

Floyd E. Wicks President and Chief Executive Officer	2004	$395,000	$148	$19,061		25,650
	2003	380,000	87,836	16,761		26,650
	2002	365,000	113,179	17,536	1,050	22,500
Joel A. Dickson Sr. Vice President SCWC and CCWC	2004	$228,000	$148	$18,977		12,075
	2003	216,000	41,589	15,909		12,075
	2002	207,000	51,370	16,188		12,075
McClellan Harris III Sr. Vice President ASUS and its subsidiaries in 2004	2004	$220,000	$148	$18,521		12,075
	2003	220,000	41,589	15,555		12,075
	2002	207,000	51,370	14,582		12,075
Denise L. Kruger Sr. Vice President Operations SCWC and CCWC in 2004; SCWC in 2003 and 2002	2004	$200,000	$148	$13,109		12,075
	2003	174,000	33,381	50,066		9,075
	2002	168,789	37,468	13,131	15	9,075

Susan L. Conway Sr. Vice President Administrative Services SCWC	2004	$200,000	$148	$15,124		12,075
	2003	175,000	33,461	14,273	23	12,075
	2002	167,939	38,786	16,842		9,075

(1)

Except for Denise Kruger, the aggregate amount of perquisites received by each of the named executive officers does not exceed 10% of the total annual salary of the named executive officer. The Company pays the premium on a business and travel insurance policy and a group life insurance policy for each of the named executive officers and makes a matching contribution to the Company’s 401(k) plan for each of the named executive officers. Each named executive officer is also entitled to personal use of a Company-owned vehicle and a personal computer. Denise Kruger also received reimbursement of her moving expenses in 2003 in connection with her relocation to Sacramento, California.

(2)

Pursuant to the terms of the restricted stock grant, Mr. Wicks was entitled to receive cash dividends and voting rights for 1,050 Common Shares issued as restricted stock so long as he remained employed by the Company. One-third of the Common Shares awarded under this grant vested on the first, second and third anniversary dates after the grant. In 2002 and 2003, Denise Kruger and Susan Conway were granted 15 and 23 Common Shares, respectively, as anniversary award grants upon the completion of 10 years of service and 15 years of service with the Company, respectively.

(3)

Each named executive officer is entitled to receive cash dividends on the shares underlying the option during the first three years following the date of grant, unless the option terminates earlier by its terms.

(4)	Payouts are for awards granted in 2001 and 2002 which were paid out in 2002 and 2003.

Annual Incentive Plan
The Company has adopted an Annual Incentive Plan or AIP for executive officers and managers of the Company. The purpose of the AIP is to compensate eligible participants of the Company for increasing shareholder value and supporting future growth of the Company. Under the terms of the AIP, awards may be granted annually to an eligible participant in accordance with the terms of the AIP. If an award is granted to an eligible participant, a target award will be established for that eligible participant by the Compensation Committee based upon a percentage of that eligible participant’s base salary, exclusive of overtime and bonuses, for the preceding calendar year. The target award to be paid to that eligible participant may be adjusted by (i) a factor reflecting the Company’s financial performance for the preceding calendar year and (ii) a factor reflecting certain strategic performance initiatives for the preceding calendar year, both of which would be multiplied times the target award for that eligible participant. The financial performance component is based on the Company’s actual return on rate base as a percentage of authorized return on rate base, less a maintenance adjustment, if maintenance costs are significantly less than estimated for rate of return. The strategic adjustment factor is based upon achieving certain strategic goals established by the Compensation Committee.

The Compensation Committee established the financial performance component for the year 2004 based on a schedule ranging from a financial performance percentage of 120% or greater at the Compensation Committee’s discretion if the actual return on rate base was greater than 120% of authorized return on rate base to 0% if the actual return on rate base was less than 100%. The Compensation Committee established the strategic adjustment component for the year 2004 on the basis of a schedule ranging from 25% if there was an increase in Company operating revenues as a result of acquisitions of more than 33%, to 0% if there was an increase in Company operating revenues as a result of acquisitions of less than 10%.

If the awards are less than 20% of the eligible participant’s annual wages, the award will be paid in cash. If the awards are 20% or more of the eligible participant’s annual wages, the awards may be paid in restricted stock pursuant to the terms of the 2000 Incentive Stock Plan. The restrictions applicable to the restricted stock will lapse in a series of three successive annual installments commencing on the first anniversary date after the end of the plan year for which the award was granted unless the Compensation Committee provides otherwise. Payment of the awards under the AIP will be accelerated upon a change in control of the Company, as defined in the 2000 Incentive Stock Plan.

Based on the performance measurements in the AIP for the year ended December 31, 2004, none of the officers of the Company were entitled to pay-outs with respect to operating results for 2004.

Equity Compensation Plan Information
The following table sets forth information regarding the Company’s equity compensation plans as of December 31, 2004 pursuant to which Common Shares of the Company were authorized for issuance. This table does not include Common Shares that may be issued under the Company’s 401(k) plan.

Equity Compensation Plan Table

Plan Category	Number of Securities to be issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities remaining available for future issuance under Equity Compensation Plans (excluding securities reflected in column (a)) (c)(1)

Equity Compensation Plans approved by Security Holders	534,101	$22.23	464,849
Equity Compensation Plans not approved by Security Holders	-0-	-0-	-0-
Total	534,101	$22.23	464,849

(1)

All of these shares were available for future issuance of stock options or restricted stock awards at December 31, 2004. The amount of stock units that may be issued under the 2003 Non-Employee Directors Stock Plan is limited to units with respect to 118,000 Common Shares.

As of March 25, 2005, the number of securities to be issued upon exercise of outstanding options, warrants and rights under all equity compensation plans of the Company is 699,965, including 26,920 stock units. These outstanding options, warrants and rights have a weighted average exercise price of $23.30 per share and a weighted average remaining term of 8.03 years. As of March 25, 2005, there are no restricted shares granted. The number of securities remaining for issuance under all of the Company’s equity compensation plans is 293,234.

Option Grants in Last Year
The following table sets forth information with respect to all options granted to the named executive officers during 2004.

Option Grants in Last Year Table

Employee Name	Number of Shares Underlying Options Granted (#)	Award Date	Percentage of Total Options Granted	Exercise Price ($/Share)	Expiration Date	Grant Date Black- Scholes Value (1)(2)(3)

Floyd E. Wicks	25,650	February 2, 2004	16.6%	$25.55	February 1, 2014	$127,737
McClellan Harris III	12,075	February 2, 2004	7.8%	25.55	February 1, 2014	60,134
Joel A. Dickson	12,075	February 2, 2004	7.8%	25.55	February 1, 2014	60,134
Denise L. Kruger	12,075	February 2, 2004	7.8%	25.55	February 1, 2014	60,134
Susan L. Conway	12,075	February 2, 2004	7.8%	25.55	February 1, 2014	60,134

(1)

The Black-Scholes option-pricing model was used to estimate the grant date present value of the options. Assumptions for options granted are as follows: 27.2% volatility; risk free rate of return of 3.07% based on ten-year U.S. Treasury securities; dividend yield 3.51% and an estimated period to exercise of 5 years.

(2)

One-third of the stock options granted to the named executive become exercisable on each of the first three anniversaries of the grant date, but may be exercised earlier if there is a change in control of the Company as described under “Employment Contracts, Termination and Change-In-Control Arrangements” below. Each option was granted with a right to receive cash dividends for a period of three years from the date of grant even if the option is exercised. No options were exercised by an executive officer in 2004.

(3)

These values are neither predictions nor indications of what the Company believes the market value of its Common Shares will be. The ultimate values of the options will depend on the future market prices of the Common Shares, which cannot be forecasted with reasonable accuracy. The actual value, if any, which an executive officer will recognize on exercise of an option, will depend on the difference between the market value of the Common Shares on the date the option is exercised and the applicable exercise price.

Option Exercises and Holdings
The following table sets forth information concerning the aggregate value of exercised and unexercised options held by the named executive officers of the Company at December 31, 2004. Value is measured as the difference between the exercise price and fair market value on December 31, 2004.

Aggregated Option Exercises and Holdings Table

Employee Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options Held at December 31, 2004		Value of Unexercised In the Money Options Held at December 31, 2004

			Exercisable	Un- exercisable	Exercisable	Un-exercisable

Floyd E. Wicks	—	—	47,645	51,156	$158,748.83	$82,091.18
McClellan Harris III	—	—	23,954	24,271	79,598.15	39,042.10
Joel A. Dickson	—	—	23,954	24,271	79,598.15	39,042.10
Denise L. Kruger	—	—	20,984	21,241	71,688.05	30,692.20
Susan L. Conway	—	—	21,974	23,251	74,509.55	36,420.70

Employment Contracts, Termination and Change-in-Control Arrangements
The Company is an at-will employer and none of the executive officers has an employment contract with the Company.

Each of the Company’s named executive officers is a party to a change in control agreement which provides for certain benefits in the event of a change in control of the Company if the executive officer’s employment with the Company or Southern California Water Company is terminated other than for cause or disability or the executive terminates employment for good reason. A change in control under these agreements will generally include (i) an acquisition by certain persons of more than 50% of the voting securities of the Company or Southern California Water Company, (ii) certain changes in a majority of the Board of Directors of the Company or Southern California Water Company, (iii) certain dissolutions or liquidations of the Company or Southern California Water Company, or (iv) certain mergers or consolidations or sales of all or substantially all of the assets of the Company or Southern California Water Company, in any case involving more than a 50% change in ownership. An executive may terminate his or her employment for good reason if the executive is assigned duties inconsistent in any respect with the executive’s position or the executive is not re-appointed to the same position following the change in control, the executive’s salary or benefits are reduced or the executive is located at an office that increases the distance from the executive’s home by more than 35 miles. Under the change in control agreements, each executive will be entitled to the following benefits: a cash payment equal to 2.99 times the executive’s highest annual base salary during the preceding three years and an amount equal to the difference between the single sum actuarial equivalent of the executive’s accrued benefits under the Company’s Pension Plan and Pension Restoration Plan and the single sum actuarial equivalent of the executive’s accrued benefits under such plans if the executive was credited with two additional years of service at the executive’s highest annual rate of compensation during the three years preceding the date of termination. Coverage under the Company’s health and welfare benefit plans would also be extended to these executives for a period of 24 months after termination. The agreements also provide for a gross-up payment if any executive officer is required to pay an excise tax under Section 4999 of the Internal Revenue Code.

Pension Plan

Southern California Water Company maintains a noncontributory, defined benefit pension plan. Benefits are determined under a formula applied uniformly to all employees, regardless of position, and amounts depend on length of service at the average of the five highest consecutive years of compensation earned. For purposes of pension calculations, compensation includes salary and all other compensation but excludes bonuses, lump sum payments, and the value of personal use of Company vehicles and other perquisites. An employee who terminates employment after having at least five years of service with the Company has a vested interest in the Plan.

Benefits payable at retirement (at age 55 or beyond) are reduced by a percentage of primary social security benefits based upon years of credited service and are payable monthly. The following table illustrates the estimated annual benefits payable upon retirement, at age 65, for persons in the earnings classifications with years of service as shown, excluding social security deductions, for employees in the Southern California Water Company Pension Plan.

Pension Plan Table

Average Annual Salary for Highest Consecutive Five Years	Benefits Based on Length of Service

	15 Years	20 Years	25 Years	30 Years	35 Years	40 Years

$125,000	$37,500	$50,000	$62,500	$75,000	$87,500	$100,000
150,000	45,000	60,000	75,000	90,000	105,000	120,000
175,000	52,500	70,000	87,500	105,000	122,500	140,000
200,000	60,000	80,000	100,000	120,000	140,000	160,000
225,000	63,000	84,000	105,000	126,000	147,000	168,000
250,000	63,000	84,000	105,000	126,000	147,000	168,000
275,000	63,000	84,000	105,000	126,000	147,000	168,000
300,000	63,000	84,000	105,000	126,000	147,000	168,000
400,000	63,000	84,000	105,000	126,000	147,000	168,000
450,000	63,000	84,000	105,000	126,000	147,000	168,000
500,000	63,000	84,000	105,000	126,000	147,000	168,000

The named executive officers of the Company have the following credited years of service under the pension plan:

Name	Years of Service

Floyd E. Wicks	17
McClellan Harris III	15
Joel A. Dickson	15
Denise L. Kruger	13
Susan L. Conway	17

The Plan provides a special early retirement option for those employees for whom the sum of age and number of years of service, at retirement, equals at least 80.

The Southern California Water Company Pension Restoration Plan supplements retirement benefits payable to certain participants in the Southern California Water Company Pension Plan by making up benefits, which are reduced by virtue of Section 415 (a)(17) of the Internal Revenue Code of 1986, as amended.

Deferred Compensation Plan for Directors

Under the Company’s Deferred Compensation Plan for Directors, directors are entitled to defer a portion of their compensation until specified times after the deferral. Interest accrues on amounts deferred under this plan. None of the directors or nominees has currently deferred any income under the Deferred Compensation Plan for Directors.

Report of the Audit and Finance Committee

The Audit and Finance Committee operates under a written charter adopted by the Board of Directors and is composed of three directors – N.P. Dodge, Jr., Anne M. Holloway and Robert F. Kathol. Lloyd E. Ross, Chairman of the Company’s Board of Directors is an ex-officio member of the Committee.

General
The Committee reviews the overall scope and plans for the respective audits of the internal and independent auditors. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluation of the internal controls and the overall quality of the Company’s financial reporting. The Committee oversees the Company’s financial reporting processes on behalf of the Board of Directors. Management has primary responsibility for the Company’s financial statements, internal controls, disclosure controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee’s responsibility is to monitor and oversee these processes. The independent auditors report directly to the Committee and the Board of Directors.

Communication with Audit Committee
In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Company’s internal controls have no material weakness and that the consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61.

Independence Discussions with Audit Committee
The Company’s independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 and the Committee discussed with the independent accountants that firm’s independence.

Recommendation for Inclusion in Form 10-K
Based upon the Committee’s discussions with management and the independent accountants, the Committee’s review of the representations of management, and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission.

Audit Committee
Robert F. Kathol – Chair
N.P. Dodge, Jr.
Anne M. Holloway

Report of the Compensation Committee

The Compensation Committee operates under a written charter adopted by the Board of Directors. The Committee is composed of four independent directors – James L. Anderson, N.P. Dodge, Jr., Anne M. Holloway, and Robert F. Kathol. Ms. Jean Auer also served as a member of the Committee in 2004. Lloyd E. Ross, Chairman of the Corporation’s Board of Directors, is an ex-officio member of the Committee.

The primary responsibility of the Compensation Committee is to review and make recommendations to the Board of Directors as to the appropriate level of compensation for the executive officers of the Company, including the Chief Executive Officer.

General Philosophy
In general, the executive compensation program is designed to reward, motivate and retain the skilled management necessary to achieve the Company’s goals of increasing shareholder value and maintaining a leadership position within the industry. The Committee has established as its objective the design and implementation of a compensation program for executives that will (i) provide fair, equitable and reasonable compensation, (ii) reward excellent team and individual job performance and abilities, and (iii) attract, retain and motivate talented and experienced executives. In making its recommendations to the Board, the Compensation Committee takes into account the fact that both the California Public Utilities Commission and the Arizona Corporation Commission review executive salaries of regulated public utilities for reasonableness. Moreover, the Committee recognizes that, as a holding company of regulated public utilities, financial performance of the Company is constrained by and dependent upon not only the regulatory process but also a number of other factors beyond the Company’s immediate control, such as weather, water quality and water supply. As a result, executive compensation is based on a number of subjective and objective factors beyond the recent financial performance of the Company.

Executive Compensation Program
In determining individual compensation, the Committee considered the executive officer’s duties, the quality of his or her performance of those duties, the importance of the position, the contribution that each individual has made to the Company’s overall performance and its strategic positioning for the future. The Committee also considered whether an executive officer’s duties have expanded or otherwise materially changed from the previous year, the officer’s experience and value to the Company and the extent and frequency of prior adjustments to that officer’s salary. The Committee reviewed a consultant’s report reviewing the proposed base salary and incentives to be paid to executives in comparison with the goal of giving annual compensation between the 60th and 75th percentiles of compensation for comparable positions at comparable companies within the utility industry (the “Competitive Target Level”). For executives other than the Chief Executive Officer, the Committee also considered recommendations made by the Chief Executive Officer.

Total compensation consists of three components (i) base salary, (ii) short-term incentives in the form of cash bonuses and dividend equivalent rights, and (iii) long-term incentives in the form of stock options. Adjustment to base salaries, after consideration of all relevant factors, allow for annual adjustments and avoid wide fluctuations in compensation from year to year. Salary ranges are set by periodic comparison to rates of pay for comparable positions within the utility industry and individual salaries are adjusted based on external salary levels, individual performance and changes in responsibilities.

The Committee determines executive compensation not only on base salary, but believes that executives should have the opportunity to earn a significant amount of variable pay based on the short and long-term performance of the Company. The Committee believes that stock-based incentives promote the success of the Company by attracting, motivating, rewarding, retaining and aligning the interests of executive officers with those of shareholders generally. Including all forms of compensation, an executive’s total annual compensation opportunity is such that at maximum performance levels, base salary, plus bonus awards under the Company’s existing Annual Incentive Plan and the 2000 Stock Incentive Plan, are intended to yield annual compensation at the Competitive Target Level. Long-term incentives are provided through stock-based awards.

CEO Compensation
Floyd E. Wicks has been President and Chief Executive Officer of the Company since 1992. As with the compensation of the Company’s other executive officers, the Committee has chosen not to adopt a direct formula approach to determining Mr. Wicks’ base salary. Rather, the Committee reviewed a number of objective and subjective measures including the Competitive Target Level for Mr. Wicks’ position as well as the performance of the Company as a whole and his effectiveness in addressing local, industry-wide issues and specific issues facing the Company. Business development, the Company’s immediate and long-term financial health and the performance of the Company’s stock price were also taken into consideration. In addition the Committee reviewed a consultant’s report that reviewed Mr. Wicks’ compensation package (along with other executives) in comparison with the Competitive Target Level. After the Committee’s deliberations and review, the Committee recommended and the Board of Directors authorized that Mr. Wicks’ base salary be established as $395,000 for 2004. The Committee determined that, including base salary, maximum payouts under the Annual Incentive Plan and options granted under the 2000 Stock Incentive Plan would place Mr. Wicks’ total compensation within the Competitive Target Level.

Section 162(m) Limitation
The Committee has reviewed the Company’s compensation structure in light of Section 162(m) of the Internal Revenue Code which limits, subject to limited exceptions; the amount of compensation that the Company may deduct from its taxable income for any year to $1,000,000 for any of its five most highly compensated executives. In 2004, no executive officer’s compensation exceeded the limitation set by Section 162(m), and therefore such limitation is presently inapplicable to the Company. The Committee will address this limitation when and if it becomes meaningful.

Compensation Committee
James L. Anderson - Chair
N.P. Dodge, Jr.
Anne M. Holloway
Robert F. Kathol

Compensation Committee Interlocks and Insider Participation

Mr. Ross, as Chairman of the Board, serves as an ex-officio member of the Compensation Committee. The Compensation Committee recommends Mr. Ross’ compensation as Chairman of the Board. The Board of Directors determines Mr. Ross’ compensation.

No member of this Committee is a current or former officer or employee of the Company or any of its subsidiaries or affiliates. None of the executive officers of the Company is a member of the board of directors or the compensation committee of any company on which any of the Company’s directors serve as an executive officer, director or member of the compensation committee.

Smith Hayes Financial Service Corp. received $565 from the Company during 2004 for stock brokerage services to the Company. Mr. Kathol, a member of the Compensation Committee, is an executive vice president of this firm. The Company no longer obtains these services from Smith Hayes Financial Service Corp.

Proposal Two
Amendment of the 2003 Non-Employee Directors Stock Plan

Amendments to the 2003 Non-Employee Directors Stock Plan
The Board of Directors has amended the 2003 Non-Employee Directors Stock Plan, subject to shareholder approval, to increase the maximum number of options granted annually under the 2003 Non-Employee Directors Stock Plan to each director on the date of each annual meeting during the term of the 2003 Non-Employee Directors Stock Plan from 1,000 to 3,000 and to limit the number of stock units that may be credited to non-employee directors to 118,000. The maximum number of Common Shares available for issuance under the 2003 Non-Employee Directors Stock Plan on March 31, 2005 is 205,328.68. The 2003 Non-Employee Directors Stock Plan has not been amended to increase the maximum number of Common Shares that may be issued under the Plan.

The Board has approved the amendments to the 2003 Non-Employee Directors Stock Plan and believes them to be in the best interests of the Company and the shareholders. All non-employee directors are eligible to receive awards under the Non-Employee Directors Stock Plan and thus have a personal interest in its approval.

The Board of Directors recommends that shareholders vote FOR these amendments to the 2003 Non-Employee Directors Stock Plan.

Specific Benefits
The following chart represents the benefits or amounts that will be received by or allocated to each of the following groups for each year during the term of the 2003 Non-Employee Directors Stock Plan to the extent that these benefits or amounts are determinable:

2003 Non-Employee Directors Stock Plan

Name and Principal Position	Number of Shares Underlying Stock Options	Number of Units

Floyd E. Wicks President and Chief Executive Officer	Not Eligible	Not Eligible
McClellan Harris III Senior Vice President of ASUS and its subsidiaries only	Not Eligible	Not Eligible
Joel A. Dickson Senior Vice President of SCWC and CCWC only	Not Eligible	Not Eligible
Denise L. Kruger Senior Vice President of Operations, SCWC and CCWC only	Not Eligible	Not Eligible
Susan Conway Senior Vice President of Administrative Services, SCWC only	Not Eligible	Not Eligible
Executive Officers as a Group	Not Eligible	Not Eligible
Non-Employee Director Group (5 persons)	15,000/year(1)	(2)
Non-Executive Officer and Employee Group	Not Eligible	Not Eligible

(1)

Represents the number of shares subject to each annual grant of options for calendar years 2005 through 2013, assuming, among other variables, that there continues to be 5 eligible directors seated. Each director will also be entitled to receive a number of stock units equal to an amount that represents the dividends that would have been payable to the non-employee director as of the dividend record date on the number of Common Shares subject to each outstanding stock option divided by the fair market value of a Common Share on the dividend record date for a period of three years from the date of grant or the date on which the option is exercised, whichever is earlier.

(2)

Each non-employee director who has less than ten years of service as a director of the Company will be eligible to receive annually a number of stock units equal to the amount of the then current annual retainer payable for services rendered as a director divided by the fair market value of a Common Share on the last trading day prior to the annual meeting. In addition, each director will be entitled to receive as of each dividend record date a number of stock units equal to an amount that represents the dividends that would have been payable as of the dividend record date on the aggregate number of units then credited to his or her account with respect to the stock unit account divided by the fair market value of a Common Share on the dividend record date.

Summary Description of the 2003 Non-Employee Directors Stock Plan
The principal terms of the 2003 Non-Employee Directors Stock Plan, as modified by these amendments, are summarized below. The following summary is qualified in its entirety by reference to the full text of the 2003 Non-Employee Directors Stock Plan, as proposed to be amended, which is attached as Attachment I to this proxy statement.

Purpose – The purpose of the 2003 Non-Employee Directors Stock Plan is to attract, motivate and retain non-employee directors by providing them with supplemental stock-based compensation and to encourage them to increase their stock ownership in the Company.

Eligibility – Only the Company’s non-employee directors are eligible to participate in the 2003 Non-Employee Directors Stock Plan. As of March 31, 2005, there will be five (5) non-employee directors on the Board.

Administration – The Board has appointed the Compensation Committee to administer the 2003 Non-Employee Stock Directors Plan. The Compensation Committee has broad authority under the 2003 Non-Employee Directors Stock Plan, including, for example, the authority:

•

to construe and interpret the 2003 Non-Employee Directors Stock Plan and to resolve any questions concerning the amount of benefits payable to a participant (except that no member of the Committee may participate in a decision relating solely to his or her benefits)

•	to determine adjustments to the terms of the 2003 Non-Employee Directors Stock Plan in response to extraordinary transactions
•	to make and publish forms, rules and procedures for the administration of the 2003 Non-Employee Directors Stock Plan
•	to delegate ministerial, day-to-day administrative details and non-discretionary duties and functions to the Company’s officers and employees

Shares Authorized – The Board has authorized an aggregate of 250,000 Common Shares that may be issued or delivered under the 2003 Non-Employee Directors Stock Plan, 205,328.68 Common Shares of which remain available for issuance on March 31, 2005. Each share limit and award under the 2003 Non-Employee Directors Stock Plan is subject to adjustment for certain changes in the Company’s capital structure, reorganizations and other extraordinary events as described below. If Common Shares that are reserved for issuance on the exercise of stock options or in payment of stock units are not issued because the award terminates or expires without payment in Common Shares, the Common Shares will remain available for future grants or accretions.

If grants contemplated would exceed limits under the 2003 Non-Employee Directors Stock Plan, the Company will prorate any new grants of stock options and credits of stock units among the participants, giving priority to stock options. If no additional Common Shares are available for issuance, participants will not be granted additional stock options or credited with stock units and dividend equivalent rights will instead be paid in cash. The maximum number of stock units that may be credited to non-employee directors under the 2003 Non-Employee Directors Stock Plan is 118,000. If no additional stock units are available, but Common Shares are available for issuance under the 2003 Non-Employee Directors Stock Plan, stock units will not be issued, and dividend equivalent rights will be paid in cash, but stock options will continue to be granted.

The 2003 Non-Employee Directors Stock Plan does not limit the authority of the Board or the Compensation Committee to grant awards or authorize any other compensation under any other plan or authority.

Types of Awards – The 2003 Non-Employee Directors Stock Plan authorizes the grant of stock options and stock units. Stock units, subject to very limited exceptions, are payable solely in the Company’s Common Shares.

Stock Options – The stock options granted under the 2003 Non-Employee Directors Stock Plan will be 10-year nonqualified stock options. The exercise price of the stock options will be 100% of the fair market value of the Common Shares on the date of grant. Full payment for the Common Shares purchased on the exercise of any option must be made at the time of exercise in any one or a combination of the following: cash, check, electronic funds transfer, or delivery of previously owned Common Shares. Stock options granted under the 2003 Non-Employee Directors Stock Plan are fully vested and exercisable upon the date of grant and are subject to earlier termination as provided in the 2003 Non-Employee Directors Stock Plan.

The 2003 Non-Employee Directors Stock Plan provides for an annual grant of stock options (without any further action by the Compensation Committee) on the date of each annual meeting of shareholders commencing in 2003 through May 19, 2013 to each eligible director in office immediately after such annual meeting. Each annual grant in 2003 and 2004 was for an option to purchase 1,000 Common Shares. Options to purchase an aggregate of 12,000 Common Shares were granted in 2003 and 2004, none of which have been exercised. The annual grant to each non-employee director increases in 2005 to an option to purchase 3,000 Common Shares. If any person who was not an eligible director at the immediately preceding annual meeting at which an annual option award was made becomes an eligible director within six months after such annual meeting, then he or she will be granted (without any further action by the Compensation Committee) an option to purchase 3,000 Common Shares on the date that he or she takes office. Outstanding stock options earn dividend equivalent stock units as described below.

If an eligible director’s service as a director terminates for any reason other than for cause, the director (or, in the event of death, his or her beneficiary) will have until the date his or her options expire to exercise his or her options. If the director’s service is terminated for cause, his or her options will terminate on the date the director’s service is terminated.

Stock Units – A stock unit represents an unfunded bookkeeping entry which serves as a unit of measurement relative to one Common Share for purposes of determining the amount of the payment. Subject to limited exceptions, all stock units are payable solely in Common Shares. Stock units credited under the 2003 Non-Employee Directors Stock Plan are at all times fully vested and non-forfeitable.

2003 Stock Unit Awards to Non-Employee Directors – Immediately after the 2004 annual meeting, the stock unit account of each non-employee director was credited with a number of stock units equal to (1) $15,000, multiplied by (2) the lesser of (i) the eligible director’s years of prior Board service or (ii) 10, divided by (3) the fair market value of a Common Share on the last trading date prior to the 2003 annual meeting ($25.15) as consideration for waiving all benefits under the then existing non-employee directors plan.

Annual Stock Unit Awards – Immediately after each annual meeting of shareholders commencing in 2004, each eligible director in office immediately following the annual meeting is entitled to be credited with a number of stock units equal to (1) the amount of the then-current annual retainer payable by the Company for services rendered as a director for that year ($20,000 for each eligible non-employee director in 2005), divided by (2) the fair market value of a Common Share on the last trading date prior to such annual meeting. However, in no event may the stock unit account of an eligible director be credited with stock units with respect to more than 10 years of service. N.P. Dodge has served as a director of the Company since 1990 and is, as a result, no longer eligible to receive annual stock unit awards. Robert F. Kathol and Lloyd Ross have each served as a director of the Company since 1995. As a result, neither of these directors will be entitled to annual stock unit awards after the crediting of stock units awards following this Annual Meeting.

Stock units credited to an eligible director’s stock unit account under the 2003 Non-Employee Directors Stock Plan will become payable in Common Shares upon his or her termination of service as a director. The payment of stock units will be made in a lump sum as soon as practicable, but no later than 30 days, following the eligible director’s termination of service unless the director is eligible and timely elects to receive a distribution in up to ten substantially equal annual installments.

Dividend Equivalents – As of each dividend record date, each eligible director’s stock unit account will be credited with a number of stock units equal to an amount that represents the dividends that would have been payable as of the record date on the number of units then credited to his or her stock unit account divided by the fair market value of a Common Share on the dividend record date. Dividend equivalent stock units are paid at the same time and in the same manner as the stock units to which they relate, subject to limitations on the number of Common Shares that may be issued under the 2003 Non-Employee Directors Stock Plan.

In addition, as of each dividend record date, each eligible director’s stock option dividend equivalent account will be credited with a number of stock units equal to an amount that represents the dividends that would have been payable as of the record date on the aggregate number of Common Shares subject to each outstanding stock option divided by the fair market value of a Common Share on the dividend record date. Stock units credited with respect to a stock option become payable on the earlier to occur of the date the option is exercised or three years from the date the option was granted.

Restrictions on Transfer – Subject to customary exceptions, stock options and stock units are generally non-transferable, except by will or the laws of descent and distribution or beneficiary designation. The Compensation Committee, however, may permit certain transfers of stock options if the transferor presents satisfactory evidence that the transfer is for estate and/or tax planning purposes or a gratuitous or donative purpose without consideration (other than nominal consideration or in an exchange for interests in authorized transferees), and only if the Company’s eligibility to use Form S-8 to register the offering of Common Shares under the 2003 Non-Employee Directors Stock Plan is not adversely affected.

Adjustment – The number and kind of shares available for issuance or transfer under the 2003 Non-Employee Directors Stock Plan and outstanding stock options and stock units, as well as the exercise price of stock options, are subject to adjustment and in some cases, termination upon certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to the Company’s shareholders.

Termination of or Changes to the 2003 Non-Employee Directors Stock Plan or Awards – The Board may not amend the 2003 Non-Employee Directors Stock Plan or an outstanding stock option to reduce the exercise price. Otherwise, the Board may amend or terminate the 2003 Non-Employee Directors Stock Plan (including outstanding awards) and does not contemplate seeking shareholder approval for amendments except to the extent required by applicable law or rules of the New York Stock Exchange or deemed necessary or advisable by the Board. However, no amendment or termination may cancel or adversely affect a participant’s rights with respect to amounts or stock units credited to his or her stock unit account or options granted, without his or her consent, except as otherwise provided in the 2003 Non-Employee Directors Stock Plan.

Securities Underlying Stock Options and Stock Units – The market value of a Common Share as of March 31, 2005 was $25.30. The Company has registered 250,000 Common Shares under the 2003 Non-Employee Directors Stock Plan under the Securities Act of 1933, of which 205,328.68 Common Shares remain available for issuance.

Federal Income Tax Treatment
The federal income tax consequences of the 2003 Non-Employee Directors Stock Plan under current federal law are summarized in the following discussion of general tax principles applicable to the 2003 Non-Employee Directors Stock Plan. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

The Company is generally entitled to deduct, and the participant will recognize taxable income, in an amount equal to the difference between the option price and the fair market value of the Common Shares at the time of the exercise of the non-qualified stock option. In addition, the Company is generally entitled to deduct, and the participant will recognize taxable income in, an amount equal to the fair market value of the Common Shares distributed in payment of stock units at the time of payment.

Vote Required
The Board unanimously recommends a vote FOR the approval of the amendments to the 2003 Non-Employee Directors Stock Plan.

The affirmative vote of the holders of a majority of the Common Shares represented in person or by proxy and entitled to vote on this Proposal is required for approval of the amendments to the 2003 Non-Employee Directors Stock Plan. In addition, the total vote cast on this Proposal must represent over 50% in interest of all Common Shares entitled to vote on this Proposal in order for this Proposal to become effective.

Proposal Three
Amendment of 2000 Stock Incentive Plan

Amendment to the 2000 Stock Incentive Plan
The Board of Directors has amended the 2000 Stock Incentive Plan or the 2000 Plan, subject to shareholder approval, to increase the maximum aggregate number of Common Shares that may be delivered pursuant to awards to be granted under the 2000 Plan from 750,000 to 1,050,000 Common Shares.

The Board has approved this amendment to the 2000 Plan and believes it to be in the best interest of the Company and its shareholders. Floyd E. Wicks is a member of the Board and is an employee of the Company eligible to receive awards under the 2000 Plan. He therefore has a personal interest in its approval. None of the other directors are entitled to receive awards under the 2000 Plan.

The Board of Directors recommends that shareholders vote FOR the amendment to the 2000 Plan.

As of the date hereof, 87,905 Common Shares were available for issuance under the terms of the 2000 Plan. As a result, if the shareholders do not approve this amendment, the Company may only make a very limited additional number of awards under the 2000 Plan. In 2002, 2003 and 2004 awards for 116,775, 150,400, and 154,650 Common Shares, respectively, were granted to officers and key employees of the Company under the terms of the 2000 Plan. Floyd Wicks received options to acquire 25,650 Common Shares in 2005. The other executive officers as a group received options for an additional 123,900 Common Shares in 2005. Other key employees of the Company were awarded options to acquire 21,750 Common Shares in 2005.

Summary Description of the 2000 Stock Incentive Plan
The principal terms of the 2000 Plan, as modified by this amendment, are summarized below. The following summary is qualified in its entirety by reference to the full text of the 2000 Plan, as proposed to be amended, which is attached as Attachment II to this Proxy Statement.

Purpose – The purpose of the 2000 Plan is to provide stock-based incentives as a means of promoting the success of the Company by attracting, motivating, rewarding, retaining and aligning the interests of officers and key employees with those of shareholders generally.

Eligible Employees – Eligible employees under the 2000 Plan generally include the officers and others determined to be key employees of the Company and its subsidiaries. Awards also may be granted to persons becoming officers or key employees in connection with, or to facilitate, an acquisition by the Company of another entity on terms necessary to preserve the intrinsic value of prior outstanding awards issued by the other entity, or on other terms authorized by the 2000 Plan.

As of March 31, 2005, there were approximately 532 employees and officers of the Company, all of whom could be determined to be eligible employees under the 2000 Plan. The Board retains the power to determine the particular officers and key employees to whom awards will be granted.

Administration – The 2000 Plan is administered by the Board of Directors or one or more committees appointed by the Board, currently the Compensation Committee. All awards to eligible employees are authorized by the Compensation Committee. The Compensation Committee has broad authority under the 2000 Plan:

•	to select the participants
•

to determine the number of shares that are to be subject to awards and the terms and conditions of such awards, including the price (if any) to be paid for the shares or the award and any vesting criteria

•

to permit the recipient of any award to pay the exercise or purchase price of the Common Shares or award in cash, by the delivery of previously owned Common Shares, by notice and third party payment, or, if permitted by applicable law, by a promissory note meeting the requirements contained in the 2000 Plan

•

to make certain adjustments to an outstanding award and authorize the conversion, succession or substitution of an award in connection with certain reorganizations or change in control events as generally described below under Acceleration of Awards; Possible Early Termination of Awards

•	to cancel, modify or waive the Company’s rights to, or modify, discontinue, suspend or terminate any or all outstanding awards, subject to any required consents
•	to accelerate or extend the exercisability, or extend the term, of any or all outstanding awards within the maximum 10-year term

•	to approve the forms of award agreements and construe and interpret the 2000 Plan and make all other determinations necessary or advisable for the administration of the 2000 Plan
•	to delegate ministerial, non-discretionary functions to individuals who are officers and employees of the Company

Any modification or amendment of an award approved by the Compensation Committee that results in the reduction of the exercise price below the exercise price or purchase price of the original or prior award must be approved by shareholders of the Company.

Share Limits – Various share limits are imposed under the 2000 Plan. The maximum number of Common Shares that may be issued under the 2000 Plan may not exceed 1,050,000 shares, of which no more than:

•	187,500 shares may be subject to incentive stock options
•	50,000 shares may be issued subject to options and to all share-based awards granted to an individual in any calendar year

Each share limit and award under the 2000 Plan is subject to adjustment for certain changes in the Company’s capital structure, reorganizations and other extraordinary events. Shares subject to awards that are not paid or exercised before they expire or are terminated are available for future grants under the 2000 Plan.

Securities Underlying Awards –The closing price of the Common Shares as of March 31, 2005 was $25.30 per share. The Company plans to register under the Securities Act of 1933, as amended, the additional Common Shares that will become available under the 2000 Plan if this amendment is approved by shareholders, prior to the time that any such Common Shares are issued thereunder.

Types of Awards –The Plan authorizes the grant of options and restricted stock, collectively “awards.” Generally speaking, an option will expire, and any other award will vest or be forfeited, not more than 10 years after the date of grant. The Compensation Committee determines the applicable vesting schedule for each award. The Company may authorize settlement of awards in cash or Common Shares or other awards, subject to preexisting rights of participants or commitments evidenced by an award agreement.

Transfer Restrictions –Subject to customary exceptions, awards under the 2000 Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable only by the recipient. The Compensation Committee, however, may permit certain transfers of an award if the transferor presents satisfactory evidence that the transfer is for estate and/or tax planning purposes to certain related persons or entities and without consideration (other than nominal consideration).

Stock Options –An option is the right to purchase Common Shares at a future date at a fixed or variable exercise price (the “option price”) during a specified term not to exceed 10 years. The Compensation Committee must designate each option granted as either an incentive stock option or ISO or a nonqualified stock option.

The option price per share will be determined by the Committee at the time of grant, but will not be less than 100% of the fair market value of a Common Share on the date of grant (110% in the case of an ISO granted to a beneficial holder of more than 10% of the total combined voting power of all classes of stock of the Company), except in the context of an acquisition of another entity, as referred to above. ISO tax consequences differ, and ISOs are subject to more restrictive terms by the Internal Revenue Code of 1986 or Code, and the 2000 Plan. Full payment for shares purchased on the exercise of any option and any related taxes must be made at the time of such exercise, in cash, shares already owned, or other lawful consideration, including payment through authorized third party payment procedures.

The Compensation Committee may grant one or more options to any officer or key employee of the Company or any of its subsidiaries. If the optionee ceases to be employed by the Company, the Compensation Committee may determine the effect of a termination of service (including retirement) on the rights and benefits under the options and in so doing may make distinctions based upon cause of termination.

Restricted Stock Award – A restricted stock award is an award typically for a fixed number of Common Shares which are subject to restrictions. The Compensation Committee specifies the price, if any, or services the recipient must provide for the shares of restricted stock, the conditions on vesting (which may include, among others, the passage of time or specified performance objectives or both) and any other restrictions (for example, restrictions on transfer) imposed on the shares. Unless otherwise provided by the terms of the award, a restricted stock award confers voting as well as any dividend rights prior to vesting.

Restricted stock awards granted under the Company’s Annual Incentive Plan will be granted pursuant to the terms of the 2000 Plan and the terms of the restricted stock established by the Compensation Committee. Information regarding the Annual Incentive Plan can be found under the caption “Executive Officers-Annual Incentive Plan”.

Adjustments – As is customary in incentive plans of this nature, the number and kind of shares available under the 2000 Plan and the outstanding awards, as well as exercise or purchase prices and other share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to the Company’s shareholders.

The 2000 Plan does not limit the authority of the Board or the Compensation Committee to grant awards or authorize any other compensation, with or without reference to the Common Shares, under any other plan or authority.

Change in Control; Acceleration of Awards; Possible Early Termination of Awards – Upon the occurrence of a change in control event, each option will become immediately exercisable and restricted stock may immediately vest free of restrictions, unless the Compensation Committee otherwise provides. Under the 2000 Plan, a change in control event generally includes (subject to certain exceptions):

•	an acquisition by certain persons of more than 50% of the voting securities of the Company
•	certain changes in a majority of the Board
•	certain dissolutions or liquidations of the Company
•	certain mergers or consolidations or sales of all or substantially all of the Company’s assets, in any case involving more than a 50% change in ownership

In certain circumstances, awards which are fully accelerated and which are not exercised or settled at or prior to a change in control event may be terminated, subject to any provisions for assumption, substitution or settlement. If the vesting of an award has been accelerated expressly in anticipation of an event or subject to shareholder approval of an event and the Compensation Committee or the Board later determines that the event will not occur, the Compensation Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards.

Termination of or Changes to the 2000 Plan and Awards – The Board may amend or terminate the 2000 Plan at any time and in any manner, including a manner that increases, within 2000 Plan aggregate limits, awards to officers and directors. Unless required by applicable law, rules of the New York Stock Exchange or the terms of the 2000 Plan, shareholder approval of amendments will not be required. The New York Stock Exchange rules generally require approval of any material amendment to the 2000 Plan. No new awards may be granted under the 2000 Plan after January 31, 2010, although the applicable plan provisions and authority of the Compensation Committee will continue as to any then outstanding awards. This authority includes authority to amend outstanding options or other awards, subject to shareholder approval if required by applicable law or the rules of the New York Stock Exchange. Outstanding options and other awards generally may be amended, but the consent of the holder is required if the amendment materially and adversely affects the holder.

Federal Income Tax Treatment of Awards
The federal income tax consequences of the 2000 Plan under current federal law are summarized in the following discussion of general tax principles applicable to the 2000 Plan. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

The Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option price and the fair market value of the shares at the time of exercise of a non-qualified stock option. With respect to incentive stock options, the Company is generally not entitled to a deduction nor does the optionee recognize income, either at the time of grant or exercise or (provided the optionee holds the shares at least two years after grant and one year after exercise) at any later time. Rather, the optionee receives capital gains treatment on the difference between his or her basis and the ultimate sales price.

Restricted stock is taxed at the time of vesting (although employees may elect earlier taxation and convert future gains to capital gains). The Company will generally have a corresponding deduction at the time the optionee recognizes income.

If an award is accelerated under the 2000 Plan in connection with a change in control (as this term is used under the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payment”) in excess of average annual base salary if the parachute payments exceed certain threshold limits under the Code; certain related excise taxes also may be triggered. Furthermore, if compensation attributable to awards is not “performance-based” within the meaning of Section 162(m) of the Code, the Company may not be permitted to deduct aggregate compensation to certain executive officers that is not performance-based to the extent it exceeds $1,000,000 in any tax year.

Vote Required
The Board unanimously recommends a vote FOR the approval of the amendment to the 2000 Plan.

The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on this Proposal is required for approval of this amendment. In addition, the total vote cast on this Proposal must represent over 50% in interest of all shares entitled to vote on this Proposal.

Proposal Four
Ratify the Appointment of PricewaterhouseCoopers LLP as the Independent Auditors

The Audit and Finance Committee has appointed PricewaterhouseCoopers LLP as the Company’s independent auditors for the year ended December 31, 2005, subject to reconsideration if the appointment is not ratified by the Company’s shareholders. Representatives of PricewaterhouseCoopers LLP are expected to be in attendance at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions from those attending the Annual Meeting.

Stock Performance Graph

The following graph compares the Company’s cumulative total shareholder return on its Common Shares with the cumulative total return of (i) the Standard & Poor’s 500 Stock Index, (ii) the Dow Jones US Water Index and, (iii) a peer group index consisting of Artesian Resources Corporation, California Water Service Group, Connecticut Water Service Inc., Middlesex Water Company, SJW Corp. and Southwest Water Company, or the Peer Group Index.

The cumulative total shareholder return computations set forth in the Stock Performance Graph assume an initial investment of $100 made on December 31, 1999 in each of the Company’s Common Shares, the Standard & Poor’s 500 Stock Index, the Dow Jones US Water Index and the Peer Group Index. The computations also assume reinvestment of all dividends. As with any investment, the historical performance reflected in the Stock Performance Graph is not necessarily indicative of future performance.

Comparison of Five Year Cumulative Total Return*
Among American States Water Company, the Standard & Poor’s 500 Stock Index,
the Dow Jones US Water Index and the Peer Group Index

	Cumulative Total Return

	12/99	12/00	12/01	12/02	12/03	12/04

American States Water Company	100.00	106.95	105.37	108.33	121.30	130.95
S&P 500 Index	100.00	90.89	80.09	62.39	80.29	89.02
Dow Jones US Water Index	100.00	116.35	164.07	173.77	245.24	279.30
Peer Group Index	100.00	93.65	99.52	94.42	115.54	137.59

*$100 Invested on 12/31/99 in stock or index — including reinvestment of dividends. Fiscal year-ending December 31.

AquaAmerica is the only water utility in the Dow Jones US Water Index and is substantially larger than the Company. As a result, the Company believes that it would be more appropriate to compare the Company’s stock performance to a broader number of comparable water utilities of similar size.

Security Ownership of Certain Beneficial Owners

Based upon public information known to and believed to be correct by the Company, there were no beneficial owners of more than five percent of any class of the Company’s voting securities on March 25, 2005.

Information on Independent Auditors

The Audit and Finance Committee adopted a Policy Statement regarding the approval of Audit, Audit-Related, Tax and Other Services provided by the independent auditor on February 2, 2004. The purpose of the policy is to specify guidelines and procedures designed to maintain the independence of the independent auditor retained by the Company and it subsidiaries and assist the Company’s compliance with Section 201 and 202 of the Sarbanes-Oxley Act of 2002 and the related rules and regulations promulgated by the Securities and Exchange Commission. The Policy, administered by the Audit and Finance Committee, describes and defines the four categories of permitted services (i) Audit Services, (ii) Audit-Related Services, (iii) Tax Services and (iv) Other Services, the reporting procedure for each category, the prohibited services and the pre-approval process to be used with each category.

The Audit and Finance Committee has reviewed the advisability and acceptability of utilizing the Company’s external auditor PricewaterhouseCoopers LLP, for non-audit services. In reviewing this area, the Committee focused on the ability of the external auditor to maintain independence. Based on input from management and a review of procedures established within the external audit firm, the Committee finds that it is both advisable and acceptable to employ the external auditor for certain limited non-audit services, from time-to-time.

Principal Accounting Fees and Services
The following table sets forth the aggregate fees billed or estimated to be billed to the Company by PricewaterhouseCoopers LLP (PwC) for the years ended December 31, 2004 and 2003:

	2004	2003

Audit Fees	$835,494	$234,188
Audit-Related Fees	213,019	816,299
Tax Fees	78,969	42,305
All Other Fees	—	—

	$1,127,482	$1,092,792

Audit Fees
Audit fees represent the aggregate fees billed or estimated to be billed to us for professional services rendered for the audit of our annual financial statements, review of financial statements included in our Form 10-Qs and services normally provided by our accountants in connection with statutory and regulatory filings or engagements.  For 2004, audit fees also include $453,797 for attestation services rendered in connection with the Sarbanes-Oxley Act of 2002.

Audit-Related Fees
Audit-related fees represent the aggregate fees billed to us or estimated to be billed to us for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees” above, including the implementation and readiness assistance with the requirements of the Sarbanes-Oxley Act of 2002, assistance with registration statements, comfort letters and consents.  For 2003, the nature of services provided also included a deferred tax study.

Tax Fees
Tax fees represent the aggregate fees billed to us or estimated to be billed to us for professional services rendered for tax compliance, tax advice and tax planning.  The nature of the services comprising these fees were to support compliance with federal and state tax reporting and payment requirements, including tax return review and review of tax laws, regulations or cases.

All Other Fees
All other fees represent the aggregate fees billed to us or estimated to be billed to us for products or services provided to us by PwC, other than the services reported in the above categories. For 2004 and 2003, there were no fees billed relating to other services.

The Audit and Finance Committee is required to review with management and pre-approve all audit services to be performed by the independent accountants and all non-audit services that are not prohibited and that require pre-approval under the Securities Exchange Act.  The independent auditors must assure that all audit and non-audit services provided to the Company have been approved by the Audit and Finance Committee. For the year ended December 31, 2004, all services performed by the independent accountants were reviewed and pre-approved by the Audit and Finance Committee.

Other Matters

Management of the Company knows of no business, other than that mentioned above, to be transacted at the Annual Meeting, but if other matters properly come before the Annual Meeting, including any proposal to adjourn the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in regard thereto in accordance with their judgment, and discretionary authority to do so is included in the proxy.

Unless otherwise instructed, the named proxies intend to vote in favor of any proposal to adjourn the Annual Meeting in order to enable management to continue to solicit proxies in favor of any proposal set forth in this Proxy Statement that has not obtained the requisite vote in favor of the proposal on the date of the Annual Meeting.

Proposals for Next Annual Meeting

Requirements for Shareholder Proposals to be Brought Before an Annual Meeting
For shareholder proposals to be considered at an annual meeting, the shareholder must have given timely notice in writing to the Corporate Secretary of the Company. To be timely for the 2006 annual meeting, a shareholder’s notice must be delivered to, or mailed and received by, the Corporate Secretary of the Company at 630 Foothill Blvd., San Dimas, California 91773 between February 1 and February 16, 2006, unless the annual meeting date is changed by more than 30 days from the date of this Annual Meeting. If the annual meeting date is changed by more than 30 days, notice by the shareholder to be timely must be received by the Corporate Secretary not later than the close of business on the tenth day following the day on which notice of the meeting was mailed or public disclosure of the date of the meeting was made. A shareholder’s notice to the Corporate Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the matter to be brought before the annual meeting and the reasons for conducting such matter at the annual meeting, (ii) the name and record address of the shareholder proposing such business (and the name and address of the beneficial owner, if any), (iii) the class and number of shares of the Company which are owned by the shareholder, and (iv) any material interest of the shareholder in such matter.

Requirements for Shareholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials
Shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and intended to be presented at the Company’s 2006 annual meeting must be received by the Company not later than December 3, 2005 in order to be considered for inclusion in the Company’s proxy materials for that meeting and must satisfy the requirements for such proposals set forth in the Rule.

Additional Information

The Company undertakes, on written request, to provide, without charge, to each person from whom the accompanying proxy is solicited, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission, including the financial statements and schedules. Requests should be addressed to American States Water Company, 630 East Foothill Boulevard, San Dimas, California 91773, to the attention of Office of the Corporate Secretary.

Shareholder Communications

Shareholders may, at any time, communicate in writing with any particular director, or non-management directors as a group, by sending such written communication to the Corporate Secretary of the Company at the Company’s address set forth above. Copies of written communications received at this address will be provided to the relevant director or the non-management directors as a group unless such communications are considered, in the reasonable judgment of the Corporate Secretary, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, ordinary work employee grievances, communications that do not relate directly or indirectly to the Company or the Company’s business or communications that relate to improper or irrelevant topics.

ATTACHMENT I

AMERICAN STATES WATER COMPANY
2003 NON-EMPLOYEE DIRECTORS STOCK PLAN
(As Proposed to be Amended)

ii

AMERICAN STATES WATER COMPANY
2003 NON-EMPLOYEE DIRECTORS STOCK PLAN

Section 1. General Description

                    The American States Water Company 2003 Non-Employee Directors Stock Plan (the “Plan”) provides for grants of stock units and stock options to non-employee directors. The purposes of the Plan are (a) to attract, motivate and retain eligible directors of the Company by providing to them supplemental stock-based compensation and (b) to encourage eligible directors to increase their stock ownership in the Company.

Section 2. Definitions

                    Whenever the following terms are used in this Plan they shall have the meaning specified below unless the context clearly indicates to the contrary:

                    “Account or Accounts” means the Participant’s Stock Unit Account or Option Dividend Equivalent Account, as the context requires.

                    “Award Units” means Stock Units credited pursuant to Sections 5.1 and 5.2 and any Dividend Equivalents credited thereon pursuant to Section 5.3.

                    “Board” means the Board of Directors of the Company.

                    “Cause” has the same meaning as determined under Section 304 of the California Corporations Code or any successor thereof.

                    “Code” means the Internal Revenue Code of 1986, as amended.

                    “Common Stock” means the Common Stock of the Company, subject to adjustment pursuant to Section 6.

                    “Committee” means the Board or a Committee of the Board acting under delegated authority from the Board.

                    “Company” means American States Water Company, a California corporation, and its successors and assigns.

                    “Dividend Equivalent” means (a), with respect to a Participant’s Option Dividend Equivalent Account, the amount of cash dividends or other cash distributions paid by the Company on that number of shares of Common Stock that is equal to the number of shares subject to each outstanding Option held by the Participant as of the applicable measurement date for the dividend or other distribution, which amount shall be allocated as Stock Units credited to the Participant’s Option Dividend Equivalent Account pursuant to Section 4.7; and (b), with respect to a Participant’s Stock Unit Account, the amount of cash dividends or other cash distributions paid by the Company on that number of shares of Common Stock that is equal to the number of Stock Units then credited to the Participant’s Stock Unit Account as of the applicable measurement date for the dividend or other distribution, which amount shall be allocated as additional Stock Units to the Participant’s Stock Unit Account pursuant to Section 5.3.

                    “Distribution Subaccount” means a subaccount of a Non-Employee Director’s Option Dividend Equivalent Account established to separately account for Dividend Equivalents credited in the form of Stock Units with respect to each outstanding Option.

                    “Effective Date” means May 20, 2003, subject to shareholder approval at the 2004 annual meeting of shareholders.

                    “Eligible Non-Employee Director” means each Non-Employee Director who first becomes a Non-Employee Director on or after the date of the 2003 Annual Meeting and each other Non-Employee Director who notifies the Company in writing of his or her election to waive all benefits under the Retirement Plan in exchange for participation in the Stock Unit Award feature under Section 5 of this Plan.

1

                    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

                    “Fair Market Value” on any date means (1) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (2) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. (“NASD”) through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (3) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (4) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

                    “Grant Date” means the date on which an Option is granted pursuant to Section 4.

                    “Non-Employee Director” means a member of the Board who is not an officer or employee of the Company or a subsidiary.

                    “Option or Nonqualified Stock Option” means an option to purchase a number of shares of Common Stock granted to Non-Employee Directors pursuant to Section 4.1.

                    “Option Dividend Equivalent Account” means the bookkeeping account maintained by the Company on behalf of each Participant that is credited with Dividend Equivalents in accordance with Section 4.7, and includes each Distribution Subaccount.

                    “Participant” means any person who has been granted an Option or Award Units under this Plan.

                    “Plan” means the American States Water Company 2003 Non-Employee Directors Stock Plan.

                    “Retirement” means a retirement or resignation by a Non-Employee Director who either (a) has attained age 65 and has provided at least five years service as a member of the Board or (b) is required to retire from service on the Board and not seek reelection or nomination pursuant to the Company’s director retirement policy.

                    “Retirement Plan” means the Company’s Amended and Restated Retirement Plan for Non-Employee Directors of American States Water Company.

                    “Securities Act” means the Securities Act of 1933, as amended.

                    “Stock” means a share of Common Stock.

                    “Stock Unit or Unit” means a non-voting unit of measurement which is deemed for bookkeeping and payment purposes to represent one outstanding share of Common Stock of the Company solely for purposes of determining benefits under this Plan, established pursuant to the grant of Award Units under Sections 5.1 and 5.2, or in respect of Dividend Equivalents under Section 4.7 or Section 5.3, and payable solely in a share of Stock, on a one-for-one basis.

                    “Stock Unit Account” means the bookkeeping account maintained by the Company on behalf of each Participant that is credited with Award Units and Dividend Equivalents in accordance with Section 5.

                     “2003 Annual Meeting” means the Company’s 2003 annual meeting of stockholders.

2

Section 3. Effective Date; Duration

                    The effective date of the Plan is May 20, 2003, subject to approval of the Company’s stockholders at their 2004 annual meeting. No awards may be granted under the Plan after May 19, 2013. The Plan shall continue in effect until all matters relating to Options, Stock Units and the administration of the Plan have been completed and all payments of benefits have been made.

Section 4. Stock Option Awards

           4.1 Annual Award.

          (a) On the date of each annual meeting of stockholders during the term of the Plan, each Non-Employee Director in office immediately following the annual meeting shall be granted, without further action by the Committee, (i) a Nonqualified Stock Option to purchase 1,000 shares of Common Stock at the 2003 Annual Meeting and the 2004 Annual Meeting, and (ii) a Nonqualified Stock Option to purchase 3,000 shares of Common Stock commencing with the 2005 Annual Meeting and each Annual Meeting thereafter during the term of the Plan.

          (b) If any person who was not a Non-Employee Director at the immediately preceding annual meeting of stockholders at which a grant is made pursuant to Section 4.1(a) becomes a Non-Employee Director within six months following such annual meeting, then such Non-Employee Director shall be granted, without any further action by the Committee, a Nonqualified Stock Option to purchase 3,000 shares of Common Stock, the Grant Date of which shall be the date the person takes office.

           4.2 Maximum Number of Shares.  Annual grants that would otherwise exceed the maximum number of shares allotted for issuance under the Plan contained in Section 7.1 shall be prorated within such limitation pursuant to Section 7.2.

           4.3 Option Price.  The exercise price per share of the Stock covered by each Option granted pursuant to this Section 4 shall be 100% of the Fair Market Value of the Stock on the Grant Date. The exercise price of any Option granted under this Section 4 shall be paid in full at the time of each purchase in cash, by electronic funds transfer, or by check or in shares of Stock valued at their Fair Market Value on the date the Participant exercises the Option, or partly in such shares and partly in cash, provided that any such shares used in payment that were previously acquired by the Participant from the Company upon exercise of an Option or otherwise shall have been owned by the Participant at least six months prior to the date of exercise. The Company shall not be obligated to deliver shares of Stock unless and until it receives full payment of the exercise price therefore and any related conditions of the Option have been satisfied.

           4.4 Option Period and Exercisability.  Each Option granted under this Section 4 and all rights or obligations thereunder shall expire 10 years after the Grant Date and shall be subject to earlier termination as provided below. Each Option shall be fully exercisable upon the Grant Date.

           4.5 Termination of Directorship.

          (a) If a Non-Employee Director’s services as a member of the Board terminate for any reason other than Cause, then any Option granted pursuant to this Section 4 held by such Participant shall remain exercisable for the period of time set forth in the option agreement evidencing his or her Option.

(b) If a Non-Employee Director’s services as a member of the Board terminate for Cause, all unexercised Options shall terminate on the date of termination of services.

           4.6 Option Agreements.  Each Option granted to a Non-Employee Director shall be evidenced by an agreement in a form approved by the Committee and shall contain the terms and conditions consistent with the Plan as approved by the Committee relating to the Option.

3

           4.7 Dividend Equivalent Credits to Option Dividend Equivalent Accounts.

          (a) As of each dividend record date, a Participant’s Option Dividend Equivalent Account shall be credited with Stock Units in an amount equal to the Dividend Equivalents representing dividends payable as of such dividend record date on a number of shares equal to the aggregate number of shares subject to each outstanding Option granted to such Participant divided by the then Fair Market Value of a share of Common Stock on the dividend record date. The Dividend Equivalents attributable to each Option granted to a Participant shall be credited to a separate Distribution Subaccount established for such Participant.

          (b) Stock Units credited to the Participant’s Distribution Subaccount with respect to an Option shall become payable to the Participant upon the earlier to occur of (1) the date the Option is exercised or (2) three years from the Grant Date.

          (c) Stock Units credited to a Non-Employee Director’s Option Dividend Equivalent Account shall at all times be fully vested and non-forfeitable and shall be distributed in an equivalent whole number of shares of Stock. Any fractional share interests shall be accumulated and paid in cash on the distribution date.

Section 5. Stock Units Awards

          5.1 2003 Awards

          (a) Continuing Eligible Non-Employee Directors. As of the date of the 2003 Annual Meeting, the Stock Unit Account of each person who is continuing in office as an Eligible Non-Employee Director immediately following such meeting shall be credited with a number of Stock Units equal to (1) $15,000, multiplied by (2) the lesser of (i) the Non-Employee Director’s years of prior Board service or (ii) 10, divided by (3) the Fair Market Value of a share of Common Stock on the last trading date prior to the 2003 Annual Meeting.

          (b) New Non-Employee Directors. As of the date of the 2003 Annual Meeting, the Stock Unit Account of each person who first becomes a Non-Employee Director at the 2003 Annual Meeting shall be credited with a number of Stock Units equal to (1) the amount of the then-current annual retainer divided by (2) the Fair Market Value of a share of Common Stock on the last trading date prior to the 2003 Annual Meeting.

          5.2 Annual Award. As of the date of each annual meeting of stockholders commencing in 2004, the Stock Unit Account of each Eligible Non-Employee Director in office immediately following the annual meeting, shall be credited with a number of Stock Units equal (1) the amount of the then-current annual retainer payable by the Company for services rendered as a director for such year, divided by (2) the Fair Market Value of Common Stock on the last trading date prior to such annual meeting; provided, however, that in no event shall the Stock Unit Account of an Eligible Non-Employee Director be credited with Stock Units with respect to more than 10 years of service (including, for this purpose, the number of years of service taken into account under Section 5.1(a)). Annual grants that would otherwise exceed the maximum number of shares allotted for issuance under the Plan contained in Section 7.1 shall be prorated within such limitation pursuant to Section 7.2.

          5.3 Crediting of Dividend Equivalents to Stock Unit Accounts.

          (a) As of each dividend record date, an Eligible Non-Employee Director’s Stock Unit Account shall be credited with additional Stock Units in an amount equal to the Dividend Equivalents representing dividends payable as of such dividend record date on a number of shares equal to the aggregate number of Units credited to the Participant’s Stock Unit Account divided by the Fair Market Value of a share of Common Stock on the dividend record date.

(b) Stock Units credited in respect of Dividend Equivalents shall be paid in Stock at the same time and the same manner as the Stock Units to which they relate.

4

          5.4 Units and Other Amounts Vest Immediately. All Units or other amounts credited to an Eligible Non-Employee Director’s Stock Unit Account shall be at all times fully vested and not subject to a risk of forfeiture.

          5.5 Distribution of Benefits.

          (a) Commencement of Benefits Distribution. Subject to the terms of this Section 5.5 and Section 6, each Eligible Non-Employee Director shall be entitled to receive a distribution of his or her Stock Unit Account in the form of shares of Stock upon his or her termination of service as a director of the Company.

          (b) Manner of Distribution. Upon an Eligible Non-Employee Director’s termination of service as a director of the Company, the Company shall, subject to Section 7.2, deliver to the Participant (or his or her Beneficiary, as applicable) a number of shares of Stock equal to the number of Stock Units (as adjusted pursuant to Section 6, if applicable) to which the Participant is then entitled under the terms of this Section 5 of the Plan. Such distribution shall be made in a lump sum as soon as administratively practicable, but no later than 30 days, following the Participant’s termination of service, unless the Participant elects in writing, as provided in Section 5.5(c), to receive a distribution of his or her benefits in respect of such Units in up to ten substantially equal annual installments.

          (c) Election for Installment Distribution; Changes in Elections. A Participant may elect to receive his or her benefits in up to ten annual installments, and to subsequently change any prior distribution election, by filing a written election with the Committee on a form provided by the Committee; provided, however, that no such election shall be effective until at least twelve months after such election is filed with the Committee, and no such election shall become effective after a Non-Employee Director’s termination of service. An election made pursuant to this Section 5.5(c) shall not affect the date of the commencement of benefits. Notwithstanding the foregoing, if the number of Stock Units credited to a Non-Employee Director’s Stock Unit Account at the time of the termination of his or her service is less than 1,000, then his or her benefit under this Section 5 shall be paid in a lump sum.

Section 6. Changes in Capital Structure.

                    (a) Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution (“spin-off”) in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the assets of the Company as an entirety (“asset sale”); then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Options, Stock Units and Accounts (including the specific maximums and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Options and payable in respect of Stock Units, (c) the grant, purchase, or exercise price of any or all outstanding Options, and the number and type of Stock Units credited under the Plan, or (d) the securities, cash or other property deliverable upon exercise of any outstanding Options and payable in respect of Stock Units or make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Options and Stock Units or the cash, securities or property deliverable to the holder of any or all outstanding Options and Stock Units, based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

                    (b) The Committee may adopt such valuation methodologies for outstanding Options and Stock Units as it deems reasonable in the event of a cash or property settlement and, in the case of Options, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the amount payable upon or in respect of such event over the exercise price of the Option.

                    (c) To the extent that any vested Option is not exercised prior to (i) a dissolution of the Company or (ii) a merger or other corporate event, and no provision is made for the assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event.

5

Section 7. Shares Subject To the Plan; Share Limits

          7.1 Shares Available for Issuance.  Subject to adjustment under Section 6, the aggregate number of shares of Stock that may be issued or delivered under the Plan shall not exceed 250,000 shares. Stock delivered by the Company under the Plan shall be shares of authorized and unissued shares of Stock and/or previously issued Stock held as treasury shares and shall be fully paid and non-assessable when issued. Shares issuable on exercise of Options or payment of Stock Units shall be reserved for issue, and to the extent that awards terminate or expire without payment in shares, the shares will be available for subsequent grants or accretions. Subject to adjustment under Section 6, the aggregate number of Stock Units that may be issued or delivered under the Plan is 118,000.

          7.2 Share Limits; Cut Backs.  If any grant of an Option or the award or crediting of Stock Units would cause the sum of the shares of Stock previously issued and shares issuable under outstanding awards under the Plan to exceed the maximum number of shares authorized under the Plan, the Company shall prorate among the Non-Employee Directors the grant of new Options or award of Stock Units and allocate the number of remaining shares available for issuance first to the grant of Options and second toward the award of Award Units. If and for so long as no available share authorization remains, no additional Options shall be granted or Stock Units credited and cash shall be paid in lieu of dividend equivalents under Sections 4.7 and 5.3 for such duration.

          7.3 Fractional Shares; Minimum Issue.  Fractional share interests may be accumulated but shall not be issued. Cash will be paid or transferred in lieu of any fractional share interests that remain upon a final distribution under the Plan. No fewer than 100 shares may be purchased on exercise of an Option at any one time unless the number purchased is the total number at the time available for purchase under the Option.

Section 8. Administration

          8.1 The Administrator. The Administrator of this Plan shall be the Board as a whole or a Committee as appointed from time to time by the Board to serve as administrator of this Plan. The participating members of any Committee so acting shall include, as to decisions in respect of participants who are subject to Section 16 of the Exchange Act, only those members who are Non-Employee Directors (as defined in Rule 16b-3 promulgated under the Exchange Act). Members of the Committee shall not receive any additional compensation for administration of this Plan..

          8.2 Committee Action. A member of the Committee shall not vote or act upon any matter which relates solely to himself or herself as a Participant in this Plan. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or (assuming compliance with Section 8.1) by unanimous written consent of its members.

          8.3 Rights and Duties; Delegation and Reliance; Decisions Binding.

                    (a) Subject to the limitations of this Plan, the Committee shall be charged with the general administration of this Plan and the responsibility for carrying out its provisions, and shall have powers necessary to accomplish those purposes, including, but not by way of limitation, the following:

(i) To construe and interpret this Plan;

          (ii)          To resolve any questions concerning the amount of benefits payable to a Participant (except that no member of the Committee shall participate in a decision relating solely to his or her own benefits);

(iii) To make adjustments under Section 6 and all other determinations required by this Plan;

(iv) To maintain all the necessary records for the administration of this Plan; and

(v) To make and publish forms, rules and procedures for the administration of this Plan.

6

                    (b) The determination of the Committee made in good faith as to any disputed question or controversy and the Committee’s determination of benefits payable to Participants, including decisions as to adjustments under Section 6, shall be conclusive and binding for all purposes of this Plan. In performing its duties, the Committee shall be entitled to rely on information, opinions, reports or statements prepared or presented by: (i) officers or employees of the Company whom the Committee believes to be reliable and competent as to such matters; and (ii) counsel (who may be employees of the Company), independent accountants and other persons as to matters which the Committee believes to be within such persons’ professional or expert competence. The Committee shall be fully protected with respect to any action taken or omitted by it in good faith pursuant to the advice of such persons. The Committee may delegate ministerial, bookkeeping and other non-discretionary functions to individuals who are officers or employees of the Company.

Section 9. Amendment and Termination; Stockholder Approval

          9.1 Amendment and Termination. Subject to Section 9.2, the Board shall have the right to amend this Plan in whole or in part from time to time or may at any time suspend or terminate this Plan; provided, however, that, except as contemplated by Section 6, no amendment or termination shall cancel or otherwise adversely affect in any way, without his or her written consent, any Participant’s rights with respect to Stock Units credited to his or her Accounts or Options granted; and provided further that neither Section 4 nor any other provision of the Plan or an award shall be amended to permit the reduction (by amendment, substitution, cancellation and regrant or other means) of the exercise price of any Option without prior stockholder approval. Any amendments authorized hereby shall be stated in an instrument in writing, and all Participants shall be bound by such amendment. Changes contemplated by Section 6 shall not be deemed to constitute changes or amendments for purposes of this Section 9.1.

          9.2 Stockholder Approval. The Plan, any grant, election, action, crediting or vesting prior to stockholder approval, shall be subject to approval of the Plan by the stockholders of the Company and, to the extent required under applicable law or listing agency rule, required by the provisions of Section 9.1, or deemed necessary or advisable by the Board, any amendment to the Plan shall be subject to stockholder approval.

Section 10. Miscellaneous

          10.1 Limitation on Participants’ Rights. Participation in this Plan shall not give any person the right to continue to serve as a member of the Board or any rights or interests other than as expressly provided herein. This Plan shall create only a contractual obligation on the part of the Company as to such amounts and shall not be construed as creating a trust or fiduciary relationship between the Company, the Board, the Committee, and any Participant or other person. This Plan, in and of itself, has no assets. Participants shall have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, on their Accounts, and rights no greater than the right to receive the Common Stock (or equivalent value as a general unsecured creditor) with respect to Accounts. Participants shall not be entitled to receive actual dividends or to vote Shares until after delivery of a certificate representing the Shares.

          10.2 Beneficiaries.

          (a) Beneficiary Designation. Upon forms provided by the Company each Non-Employee Director may designate in writing the Beneficiary or Beneficiaries (as defined in Section 10.2(b)) whom such Non-Employee Director desires to receive any amounts payable under the Plan after his or her death. Beneficiary designation forms shall be effective on the date that the form is received by the Corporate Secretary. A Non-Employee Director may from time to time change his or her designated Beneficiary or Beneficiaries without the consent of such Beneficiary or Beneficiaries by filing a new designation in writing with the Corporate Secretary. However, if a married Non-Employee Director wishes to designate a person other than his or her spouse as Beneficiary, such designation shall be consented to in writing by the spouse. The Non-Employee Director may change any election designating a Beneficiary or Beneficiaries without any requirement of further spousal consent if the spouse’s consent so provides. Notwithstanding the foregoing, spousal consent shall not be necessary if it is established that the required consent cannot be obtained because the spouse cannot be located or because of other circumstances prescribed by the Committee. The Company and the Committee may rely on the Non-Employee Director’s designation of a Beneficiary or Beneficiaries last filed in accordance with the terms of the Plan.

7

          (b) Definition of Beneficiary. A Participant’s “Beneficiary” or “Beneficiaries” shall be the person, persons, trust or trusts (or similar entity) designated by the Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution to receive the Participant’s benefits under this Plan in the event of the Participant’s death, and shall mean the Participant’s executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

          10.3 Non-Transferability. A Participant’s rights and interests under the Plan in respect of Options and Stock Units, including amounts payable or Stock deliverable under or in respect thereof, may not be assigned, pledged, or transferred except:

(a) in the event of a Participant’s death, to a designated beneficiary as provided in Section 10.2(b) above, or in the absence of such designation, by will or the laws of descent and distribution; or

          (b) in the case of Options, with the consent of the Committee evidenced in writing or by duly adopted resolution, to certain persons or entities related to the Participant, including but not limited to members of the Participant’s immediate family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s immediate family and/or charitable institutions, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for essentially estate and/or tax planning purposes or a gratuitous or donative basis and without consideration (other than nominal consideration or in exchange for an interest in a qualified transferee) and only if such transfer would not adversely affect the Company’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under the Plan by the Company.

The above exercise and transfer restrictions shall not apply to transfers to the Company or transfers pursuant to a court order.

          10.4 Obligations Binding Upon Successors. Obligations of the Company under this Plan shall be binding upon successors of the Company.

          10.5 Governing Law; Severability. The validity of this Plan and any agreements entered into under the Plan or any of its provisions shall be construed, administered and governed in all respects under the laws of the State of California. If any provisions of this Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

          10.6 Compliance with Laws. This Plan and the offer, issuance and delivery of shares of Common Stock and/or the payment of benefits under this Plan are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law) and to such approvals by any listing, agency or any regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to prior registration or such restrictions as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as it may reasonably request to assure such compliance.

          10.7 Limitations on Rights Associated with Units. A Non-Employee Director’s Accounts shall be a memorandum account on the books of the Company. The Units credited to a Non-Employee Director’s Accounts shall be used solely as a device for the determination of the number of shares of Stock to be distributed to the Participant in accordance with this Plan following his or her termination of service as a director of the Company. The Units shall not be treated as property or as a trust fund of any kind. No Participant shall be entitled to any voting or other stockholder rights with respect to Units credited under this Plan. The number of Units credited to a Participant’s Accounts shall be subject to adjustment in accordance with Section 6 and the terms of this Plan.

          10.8 Plan Construction. It is the intent of the Company that transactions pursuant to this Plan satisfy and be interpreted in a manner that satisfies the applicable conditions for exemption under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”) so that, to the extent consistent therewith, the crediting of Units and the payment of Stock as well as grants of Options will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder.

          10.9 Headings Not Part of Plan. Headings and subheadings in this Plan are inserted for reference only and are not to be considered in the construction of the provisions hereof.

8

ATTACHMENT II

AMERICAN STATES WATER COMPANY
2000 STOCK INCENTIVE PLAN
(As Proposed to be Amended)

ii

AMERICAN STATES WATER COMPANY
2000 STOCK INCENTIVE PLAN

SECTION 1. THE PLAN

          1.1 Purpose

                    The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees, including officers, whether or not directors, of the Company with awards and incentives for high levels of individual performance and improved financial performance of the Company. “Corporation” means American States Water Company and “Company” means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article 5.

          1.2 Administration and Authorization; Power and Procedure

                    (a) Committee. This Plan shall be administered by and all Awards to Eligible Employees shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

                    (b) Plan Awards; Interpretation; Powers of Committee. Subject to the express provisions of this Plan, the Committee shall have the authority:

(i) to determine eligibility and, from among those persons determined to be eligible, the particular Eligible Employees who will receive an Award;

          (ii)         to grant Awards to Eligible Employees, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

(iii) to approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants);

          (iv)         to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

          (v)          to cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Employees, subject to any required consent under Section 4.6;

(vi) to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

          (vii)        to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

                    (c) Binding Determinations/Liability Limitation. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

1

                    (d) Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

                    (e) Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

          1.3 Participation

                    Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine.

          1.4 Shares Available for Awards; Share Limits.

                    (a) Shares Available. Subject to the provisions of Section 4.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock. The shares may be delivered for any lawful consideration.

                    (b) Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Employees under this Plan shall not exceed 1,050,000 shares (the “Share Limit”). The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as Incentive Stock Options granted under this Plan is 187,500 shares. The maximum number of shares subject to those options that are granted during any calendar year to any individual shall be limited to 50,000 and the maximum individual limit on the number of shares in the aggregate subject to all Awards that during any calendar year are granted under this Plan shall be 50,000. Each of the four foregoing numerical limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 4.2.

                    (c) Share Reservation; Replenishment and Reissue of Unvested Awards. No Award may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of shares issuable at any time pursuant to such Award, plus (ii) the number of shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations, plus (iii) the maximum number of shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares, shall again, except to the extent prohibited by law, be available for subsequent Awards under the Plan. Except as limited by law, if an Award is or may be settled only in cash, such Award need not be counted against any of the limits under this Section 1.4.

          1.5 Grant of Awards. Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award and the price (if any) to be paid for the shares or the Award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee consistent with the specific provisions of this Plan.

          1.6 Award Period. Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but in the case of Options or other rights to acquire Common Stock not later than ten (10) years after the Award Date.

2

          1.7 Limitations on Exercise and Vesting of Awards.

                    (a) Provisions for Exercise. Unless the Committee otherwise expressly provides, no Award shall be exercisable or shall vest until at least six months after the initial Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award.

                    (b) Procedure. Any exercisable Award shall be deemed to be exercised when the Corporate Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2.

                    (c) Fractional Shares/Minimum Issue. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Employees that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

          1.8 Acceptance of Notes to Finance Exercise.

                    (a) The Corporation may, with the Committee’s approval, accept one or more notes from any Eligible Employee in connection with the exercise or receipt of any outstanding Award; provided that any such note shall be subject to the following terms and conditions:

                    (b) The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under the Plan and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt.

                    (c) The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed a period of five years.

                    (d) The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee but not less than the interest rate necessary to avoid the imputation of interest under the Code.

                    (e) If the employment of the Participant terminates, the unpaid principal balance of the note shall become due and payable on the 10th business day after such termination; provided, however, that if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions (or deemed transactions in securities of this Corporation) by the Participant subsequent to such termination.

                    (f) If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.

                    (g) The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

          1.9 No Transferability; Limited Exception to Transfer Restrictions.

                    (a) Limit On Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 1.9, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; Awards shall be exercised only by the Participant; and (ii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

3

                    (b) Exceptions. The Committee may permit Awards to be exercised by and paid only to certain persons or entities related to the Participant, including but not limited to members of the Participant’s immediate family, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s immediate family, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for essentially estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration or in exchange for an interest in a qualified transferee). Notwithstanding the foregoing or anything to contrary in Section 1.9(c), ISOs and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code.

                    (c) Further Exceptions to Limits On Transfer. The exercise and transfer restrictions in Section 1.9(a) shall not apply to:

(i) transfers to the Corporation,

          (ii)         the designation of a beneficiary to receive benefits in the event of the Participant’s death or, if the Participant has died, transfers to or exercise by the Participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(iii) transfers pursuant to a QDRO order if approved or ratified by the Committee,

if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

          (iv)         the authorization by the Committee of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

     SECTION 2. OPTIONS.

          2.1 Grants.

                    One or more Options may be granted under this Article to any Eligible Employee. Each Option granted shall be designated in the applicable Award Agreement, by the Committee as either an Incentive Stock Option, subject to Section 2.3, or a Non-Qualified Stock Option.

          2.2 Option Price.

                    (a) Pricing Limits. The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time of the Award, but shall not be less than 100% (110% in the case of an ISO granted to a Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant.

                    (b) Payment Provisions. The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) if authorized by the Committee or specified in the applicable Award Agreement, by a promissory note of the Participant consistent with the requirements of Section 1.8; (iv) by notice and third party payment in such manner as may be authorized by the Committee; or (v) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant’s ability to exercise an Award by delivering such shares, and provided further that any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

4

          2.3 Limitations on Grant and Terms of Incentive Stock Options.

                    (a) $100,000 Limit. To the extent that the aggregate “Fair Market Value” of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as Nonqualified Stock Options. For this purpose, the “Fair Market Value” of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

                    (b) Option Period. Each Option and all rights thereunder shall expire no later than 10 years after the Award Date.

                    (c) Other Code Limits. Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There shall be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.

          2.4 Limits on 10% Holders.

                    No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

          2.5 Option Repricing/Cancellation and Regrant/Waiver of Restrictions.

                    Subject to Section 1.4 and Section 4.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Employee any adjustment in the exercise or purchase price, the vesting schedule, the number of shares subject to, the restrictions upon or the term of, an Award granted under this Article by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result in, among other changes, an exercise or purchase price which is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period; provided, however, that, except for adjustments contemplated by Section 4.2, any such amendment that results in the reduction of the exercise or purchase price below the exercise price or purchase price of the original or prior Award shall be subject to prior shareholder approval.

          2.6 Effects of Termination of Employment; Termination of Subsidiary Status; Discretionary Provisions.

                    (a) Options - Resignation or Dismissal. If the Participant’s employment by the Company terminates for any reason (the date of such termination being referred to as the “Severance Date”) other than Retirement, Total Disability or death, or for Cause (as determined in the discretion of the Committee), the Participant shall have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 4.2, three months after the Severance Date to exercise any Option to the extent it shall have become exercisable on the Severance Date. In the case of a termination for Cause, the Option shall terminate on the Severance Date. In other cases, the Option, to the extent not exercisable on the Severance Date, shall terminate.

                    (b) Options - Death or Disability. If the Participant’s employment by the Company terminates as a result of Total Disability or death, the Participant, Participant’s Personal Representative or his or her Beneficiary, as the case may be, shall have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 4.2, until 12 months after the Severance Date to exercise any Option to the extent it shall have become exercisable by the Severance Date. Any Option to the extent not exercisable on the Severance Date shall terminate.

5

                    (c) Options - Retirement. If the Participant’s employment by the Company terminates as a result of Retirement, the Participant, Participant’s Personal Representative or his or her Beneficiary, as the case may be, shall have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 4.2, until 12 months after the Severance Date to exercise any Option to the extent it shall have become exercisable by the Severance Date. The Option, to the extent not exercisable on the Severance Date, shall terminate.

                    (d) Committee Discretion. Notwithstanding the foregoing provisions of this Section 2.6, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for Cause, the Committee may, in its discretion, increase the portion of the Participant’s Award available to the Participant, or Participant’s Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period upon such terms as the Committee shall determine and expressly set forth in or by amendment to the Award Agreement.

     SECTION 3. RESTRICTED STOCK AWARDS.

          3.1 Grants.

                    The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) by the Participant, the extent (if any) to which and the time (if ever) at which the Participant shall be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions (“Restricted Shares”) shall bear a legend making appropriate reference to the restrictions imposed hereunder and shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

          3.2 Restrictions.

                    (a) Pre-Vesting Restraints. Except as provided in Section 3.1 and 1.9, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested.

                    (b) Dividend and Voting Rights. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to cash dividend and voting rights for all shares issued even though they are not vested, provided that such rights shall terminate immediately as to any Restricted Shares which cease to be eligible for vesting.

                    (c) Cash Payments. If the Participant shall have paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned (with or without an earnings factor) as to any restricted shares which cease to be eligible for vesting.

          3.3 Return to the Corporation.

                    Unless the Committee otherwise expressly provides, Restricted Shares that remain subject to restrictions at the time of termination of employment or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation in such manner and on such terms as the Committee shall therein provide.

6

     SECTION 4. OTHER PROVISIONS

          4.1 Rights of Eligible Employees, Participants and Beneficiaries.

                    (a) Employment Status. Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

                    (b) No Employment Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any Award) shall confer upon any Eligible Employee or Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Company to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an Award Agreement.

                    (c) Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and (except as provided in Section 1.4(c)) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

          4.2 Adjustments; Acceleration.

                    (a) Adjustments. Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution (“spin-off”) in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the assets of the Corporation as an entirety (“asset sale”); then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

          (i)          proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (c) the grant, purchase, or exercise price of any or all outstanding Awards, (d) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (e) (subject to limitations under Section 4.10(c)) the performance standards appropriate to any outstanding Awards, or

          (ii)         make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding share-based Awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based Awards, based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the amount payable upon or in respect of such event over the exercise or strike price of the Award.

7

In each case, with respect to Awards of Incentive Stock Options, no adjustment shall be made in a manner that would cause the Plan to violate Section 422 or 424(a) of the Code or any successor provisions without the written consent of holders materially adversely affected thereby.

In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to shareholders generally.

                    (b) Possible Early Termination of Accelerated Awards. If any Option or other right to acquire Common Stock under this Plan has been fully accelerated as required or permitted by Section 4.2(c) but is not exercised prior to (1) a dissolution of the Company, or (2) an event described in Section 4.2(a) that the Company does not survive, or (3) the consummation of an event described in Section 4.2(a) involving a Change of Control Event approved by the Board, such Option or right shall terminate, subject to any provision that has been expressly made by the Board or the Committee, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other settlement of such Option or right.

                    (c) Acceleration of Awards Upon Change in Control. Unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits under any or all Awards shall not be accelerated or determines that only certain or limited benefits under any or all Awards shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Event for such acceleration, then upon the occurrence of a Change in Control Event:

(i) each Option shall become immediately exercisable, and

(ii) Restricted Stock shall immediately vest free of restrictions.

          Any discretion with respect to these events shall be limited to the extent required by applicable accounting requirements in the case of a transaction intended to be accounted for as a pooling of interests transaction.

          The Committee may override the limitations on acceleration in this Section 4.2(c) by express provision in the Award Agreement and may accord any Eligible Employee a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Committee to occur (subject to Section 4.2(d) a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Committee may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an Award if an event giving rise to an acceleration does not occur.

                    (d) Possible Rescission of Acceleration. If the vesting of an Award has been accelerated expressly in anticipation of an event or upon shareholder approval of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

                    (e) Acceleration Upon Termination of Service Following a Change in Control.

          (i)          Termination After Change in Control. If any Participant’s employment is terminated by the Company upon or within one year after a Change in Control Event, and the termination is not the result of death, Total Disability, Retirement or a termination for Cause, then, subject to the other provisions of this Section 4.2 (including without limitation Section 4.2(b) and Section 4.4), all outstanding Options and other Awards held by the Participant shall be deemed fully vested immediately prior to the Severance Date, irrespective of the vesting provisions of the Participant’s Award Agreement, unless the Award Agreement specifies a different result in the case of a Change in Control Event.

(ii) No Extension Beyond Expiration. Notwithstanding the foregoing, in no event shall an Award be reinstated or extended beyond its final expiration date.

8

          4.3 Effect of Termination of Service on Awards.

                    (a) General. The Committee shall establish the effect of a termination of employment on the rights and benefits under each Award under this Plan and in so doing may make distinctions based upon the cause of termination.

                    (b) Events Not Deemed Terminations of Service. Unless Company policy or the Committee otherwise provides, the employment relationship shall not be considered terminated in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence authorized by the Company or the Committee; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Eligible Employee on an approved leave of absence, continued vesting of the Award while on leave from the employ of the Company shall be suspended, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

                    (c) Effect of Change of Subsidiary Status. For purposes of this Plan and any Award, if an entity ceases to be a Subsidiary a termination of employment shall be deemed to have occurred with respect to each Eligible Employee in respect of the Subsidiary who does not continue as an Eligible Employee in respect of another entity within the Company.

          4.4 Compliance with Laws.

          This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. In addition, any securities delivered under this Plan may be subject to any special restrictions that the Committee may require to preserve a pooling of interests under generally accepted accounting principles. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

          4.5 Tax Matters.

                    (a) Provision for Tax Withholding or Offset. Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the minimum amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion (subject to Section 4.4) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their Fair Market Value, to satisfy such minimum withholding obligation, determined in each case as of the trading day next preceding the applicable date of exercise, vesting or payment. Shares in no event shall be withheld in excess of the minimum number required for tax withholding under these provisions.

          4.6 Plan Amendment, Termination and Suspension.

                    (a) Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

9

                    (b) Shareholder Approval. To the extent then required under Sections 162, 422 or 424 of the Code or any other applicable law, or by the provisions of Section 2.5 of the Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to shareholder approval.

                    (c) Amendments to Awards. Without limiting any other express authority of the Committee under (but subject to) the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and (subject to the requirements of Section 1.2(b)) may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, the Participant’s rights and benefits under an Award.

                    (d) Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 4.2 shall not be deemed to constitute changes or amendments for purposes of this Section 4.6.

          4.7 Privileges of Stock Ownership.

          Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

          4.8 Effective Date of the Plan.

          This Plan is effective as of January 27, 2000 the date of approval by the Board. The Plan shall be submitted for and subject to shareholder approval.

          4.9 Term of the Plan.

          No Award will be granted under this Plan after January 26, 2010 (the “termination date”). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

          4.10 Governing Law/Construction/Severability.

                    (a) Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of California.

                    (b) Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

                    (c) Plan Construction.

          (i)          Rule 16b-3. It is the intent of the Corporation that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfies the applicable requirements for exemptions under Rule 16b-3. The exemption will not be available if the authorization of actions by any Committee of the Board with respect to such Awards does not satisfy the applicable conditions of Rule 16b-3. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Awards or events under Awards.

10

          (ii)         Section 162(m). It is the further intent of the Company that (to the extent the Company or Awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code), Options granted with an exercise or base price not less than Fair Market Value on the date of grant will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m) of the Code, to the extent that the authorization of the Award (or the payment thereof, as the case may be) satisfies any applicable administrative requirements thereof.

          4.11 Captions.

          Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

          4.12 Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation.

          Awards may be granted to Eligible Employees under this Plan in substitution for employee stock options, stock appreciation rights, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Employees in respect of the Company, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, or all or a substantial part of the stock or assets of the employing entity.

          4.13 Non-Exclusivity of Plan.

          Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

          4.14 No Corporate Action Restriction.

          The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the Corporation’s or any Subsidiary’s capital structure or its business, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the Corporation’s or any Subsidiary’s capital stock or the rights thereof, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the Corporation or any Subsidiary’s assets or business, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any Award or Award Agreement against any member of the Board or the Committee, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

          4.15 Other Company Benefit and Compensation Program.

          Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Company or the Subsidiaries.

     SECTION 5. DEFINITIONS.

          5.1 Definitions.

                    “Award” means an award of any Option or Restricted Stock, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

                    “Award Agreement” means any writing setting forth the terms of an Award that has been authorized by the Committee.

11

                    “Award Date” means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award.

                    “Award Period” means the period beginning on an Award Date and ending on the expiration date of such Award.

                    “Beneficiary” means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant’s death, and shall mean the Participant’s executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

                    “Board” means the Board of Directors of the Corporation.

                    “Cause” with respect to a Participant means (unless otherwise expressly provided in the applicable Award Agreement or another applicable contract with the Participant) a termination of employment based upon a finding by the Company, acting in good faith and based on its reasonable belief at the time, that the Participant:

has failed to render services to the Company where such failure amounts to gross negligence or misconduct of the Participant’s responsibility and duties; or

has committed an act of fraud or been dishonest against the Company or any affiliate of the Company; or

has been convicted of a felony or other crime involving moral turpitude.

A termination for Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Committee) on the date on which the Company first delivers written notice to the Participant of a finding of termination for Cause.

                    “Change in Control Event” means any of the following events the dissolution or liquidation of either the Company, unless its business is continued by another entity in which holders of the Company’s voting securities immediately before the event own, either directly or indirectly, more than 50% of the continuing entity’s voting securities immediately after the event;

          any sale, lease, exchange or other transfer (in one or a series of transactions) of all or substantially all of the assets of either the Company, unless its business is continued by another entity in which holders of the Company’s voting securities immediately before the event own, either directly or indirectly, more than 50% of the continuing entity’s voting securities immediately after the event;

          any reorganization or merger of the Company, unless the holders of the Company’s voting securities immediately before the event own, either directly or indirectly, more than 50% of the continuing or surviving entity’s voting securities immediately after the event;

          an acquisition by any person, entity or group acting in concert of more than 50% of the voting securities of the Company, unless the holders of the Company’s voting securities immediately before the event own, either directly or indirectly, more than 50% of the acquirer’s voting securities immediately after the acquisition; or

          a change of one-half or more of the members of the Board of Directors of the Company within a twelve-month period, unless the election or nomination for election by shareholders of new directors within such period constituting a majority of the applicable Board was approved by the vote of at least two-thirds of the directors then still in office who were in office at the beginning of the twelve-month period.

12

                    “Code” means the Internal Revenue Code of 1986, as amended from time to time.

                    “Commission” means the Securities and Exchange Commission.

                    “Committee” means the Board or one or more committees appointed by the Board to administer all or certain aspects of this Plan, each committee to be comprised solely of one or more directors or such number as may be required under applicable law.

                    “Common Stock” means the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4.2 of this Plan.

                    “Company” means, collectively, the Corporation and its Subsidiaries.

                    “Corporation” means American States Water Company, a California corporation, and its successors.

                     “Eligible Employee” means an officer (whether or not a director) or key employee of the Company, including participants in the American States Water Company Annual Incentive Plan.

                    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

                    “Fair Market Value” on any date means (1) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (2) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. (“NASD”) through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (3) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (4) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

                    “Incentive Stock Option” means an Option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of shareholder approval of this Plan, if the Award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

                    “Nonqualified Stock Option” means an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

                    “Option” means an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option.

                    “Participant” means an Eligible Employee who has been granted an Award under this Plan.

                    “Personal Representative” means the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

13

                    “Plan” means this 2000 Stock Incentive Plan, as it may be amended from time to time.

                    “QDRO” means a qualified domestic relations order.

                    “Restricted Shares” or “Restricted Stock” means shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

                    “Retirement” means retirement from active service as an employee or officer of the Company on or after attaining age 65.

                    “Rule 16b-3” means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

                    “Section 16 Person” means a person subject to Section 16(a) of the Exchange Act.

                    “Securities Act” means the Securities Act of 1933, as amended from time to time.

                    “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

                    “Total Disability” means a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

14

630 East Foothill Boulevard
San Dimas, California 91773
909-394-3600 www.aswater.com

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by American States Water Company, in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to American States Water Company, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	AMSTW1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMERICAN STATES WATER COMPANY
The Board of Directors recommends that shareholders vote FOR each of the nominees for Class I directors listed below and FOR each of the proposals.
Election of Directors		For All	Withhold All	For All Except		To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
1.

To elect three Class I directors to the Board of Directors of the Company to serve until their successors are elected and qualified. The Board of Directors has nominated the following individuals for election as Class I directors: 01) James L. Anderson, 02) Anne M. Holloway, and 03) Floyd E. Wicks

		☐	☐	☐

		For	Against	Abstain

2.	To approve amendment to the 2003 Non- Employee Directors’ Stock Plan	☐	☐	☐	4.	To ratify the appointment of PricewaterhouseCoopers, LLP as the independent auditors	☐	☐	☐

3.	To approve amendment to the 2000 Stock Incentive Plan	☐	☐	☐	5.	To transact any other business, which may properly come before the meeting or any adjournment thereof.

Please sign exactly as name(s) appear hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

For comments, please check this box and write them on the back where indicated.				☐
		Yes	No

Please indicate if you plan to attend this meeting.		☐	☐

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household		☐	☐

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)		Date

INFORMATION ABOUT ATTENDING
We will hold theAnnual Meeting at the Hilton Pasadena, 168 South Los Robles Avenue, Pasadena, California.
Shareholders must present a ticket to be admitted to the Annual Meeting. For shareholders of record, your admission ticket is the detachable portion of your proxy form.  Please have your ticket out and available when you reach the registration area at the Annual Meeting.

For shareholders who hold shares through a brokerage firm, bank or other holder of record, your ticket is the copy of the latest account statement showing the American States Water Company stock balance.  Please present the account statement to the registration area at the Annual Meeting.  You will not, however, be entitled to vote the shares at the Annual Meeting, unless you have obtained a legal proxy from your broker, bank or other shareholder of record. A copy of the account statement is not sufficient for this purpose.

AMERICAN STATES WATER COMPANY
2005 ANNUAL MEETING OF SHAREHOLDER
MAY 17, 2005

This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Lloyd E. Ross and N.P. Dodge, Jr., and each or any of them, proxies of the undersigned, each with full power of substitution, to vote in their discretion at the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) and any adjournments thereof.  The Annual Meeting will be held on Tuesday, May 17,  2005 at 10:00 a.m., Pacific Time at the Hilton Pasadena, 168 South Robles Avenue, Pasadena, California.

This proxy, when properly executed, will be voted in the manner described herein by the undersigned shareholder(s) and the named proxies will, in their sole discretion, vote such shares on any other matters that may properly come before the meeting or any adjournments thereof. If no direction is made, this proxy will be voted FOR the listed Nominees and FOR each of the Proposals. Further, if cumulative voting rights for the election of directors (Item 1) are exercised at the meeting, the proxies will cumulatively vote the shares as provided in the proxy statement.  If a proposal is made to adjourn the meeting in order to enable management to continue to solicit proxies in favor of any of the proposals listed on the reverse side, the proxies will be voted in favor of adjournment, unless otherwise directed.

Comments:  _____________________________________________________________________________________________ ________________________________________________________________________________________________________ ________________________________________________________________________________________________________

(If you noted any Comments above, please mark corresponding box on the reverse side.)